UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	3/31/2010

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

-Dreyfus/The Boston Company Emerging Markets Core Equity Fund
-Dreyfus/The Boston Company International Core Equity Fund
-Dreyfus/The Boston Company Large Cap Core Fund
-Dreyfus/The Boston Company Small Cap Growth Fund
-Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
-Dreyfus/The Boston Company small Cap Value Fund
-Dreyfus/The Boston Company Small/Mid Growth Fund
-Dreyfus/Standish Intermediate Tax Exempt Bond Fund
-Dreyfus/Newton International Equity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

2

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

SEMIANNUAL REPORT March 31, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
34	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman & Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Sean P. Fitzgibbon, CFA, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class A shares produced a total return of 9.47%, Class C shares returned 8.95% and Class I shares returned 9.76%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 11.24% for the same period.2 Stocks in the world’s emerging markets encountered heightened volatility over the reporting period, as the global economy recovered from a recession even while Europe’s Mediterranean markets suffered through a sovereign debt crisis.The fund produced lower returns than its benchmark, which we primarily attribute to security selection shortfalls in Mexico, South Africa and Russia.

Effective January 8, 2010, Sean P. Fitzgibbon and Jay Malikowski became the fund’s co-primary portfolio managers.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index. The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available.The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Economic Recovery, Debt Crisis Sparked Volatility

The reporting period witnessed the continuation of a global economic recovery that began early in 2009. Although unemployment remained stubbornly high in many regions of the world, improved manufacturing activity and robust demand for energy and industrial commodities from the emerging markets helped boost confidence among investors, consumers and businesses worldwide. However, market conditions differed significantly from one region to another.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

While emerging markets in Asia and Latin America seemed to thrive, Europe was mired in a sovereign debt crisis emanating mainly from Greece, Spain and other peripheral economies.

After rallying strongly stocks in the emerging markets began to lose momentum during the final months of the year. In the fourth quarter of 2009 and first several weeks of 2010, investors appeared to shift their focus from bargain-hunting among stocks that had been severely punished in the downturn to higher-quality companies with sustainable earnings growth. Equities pulled back sharply in January 2010 when Greece’s debt crisis dominated the headlines, but most markets subsequently bounced back, largely erasing previous losses amid evidence of further global economic improvement.

Security Selections Produced Mixed Performance

Although the fund participated in the market rally to a significant degree, its results were undermined by lagging results in some regions. An overweighted position in Russia hindered relative performance, as did lack of exposure to financial giant Sberbank. In addition, Russian energy producers Gazprom and Lukoil trailed market averages. In South Africa, the fund did not own media company Naspers and held an underweighted position in miner Impala Platinum, both of which fared relatively well. South African gold stocks did not keep pace with rising gold prices due to a strengthening U.S. dollar, dampening the fund’s relative performance during the reporting period but suggesting that stocks focused on the precious metal gold have become more attractively valued. In Mexico, the fund did not ownWal-Mart de Mexico due to its rich valuation, but the retailer posted above-average gains.

The fund achieved better results in China, Indonesia andTurkey. Chinese agricultural producers fared particularly well, as intensifying domestic demand boosted the stocks of Chaoda Modern Agriculture Holdings and

China Agri Industries Holdings. Also in China, automobile manufacturer Great Wall Motor Company gained market share when Japanese rival Toyota encountered safety issues.These strong performers more than offset weakness among Chinese banks,including Industrial and Commercial Bank of China, Bank of China and China Construction Bank.

Indonesian tobacco producer Gudang Garam rebounded from depressed levels as local consumer spending improved and a more efficient distribution network bolstered profits. Heavy equipment maker PT Astra International rose along with the Asian economy. In Turkey, industrial conglomerate Koc Holding bounced back after lagging earlier in 2009, and Asya Katilim Bankasi benefited from increased loan volumes in the

4

recovering economy. Other winners during the reporting period included Charoen Pokphand Foods in Thailand and apparel company Youngone Holdings in South Korea.

From a market sector perspective, the fund produced above-average results in the consumer staples and consumer discretionary sectors. Conversely, the fund’s investments in the technology and financials sectors fared less well.

Focusing on Fundamentals

As the economic recovery progresses, we believe that investors are likely to become more selective, turning away from bargain hunting in favor of conducting research to find companies with sound business fundamentals. Indeed, a return to a more selective, fundamentals-focused market environment may be particularly well suited to our investment approach. Our research has found a number of opportunities among attractively valued, fundamentally sound companies in the technology, materials and industrials sectors.We have identified fewer stocks meeting our criteria in the traditionally defensive utilities and health care sectors.

April 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is
a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of 26 MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 8.20	$ 15.63	$ 7.84
Ending value (after expenses)	$1,094.70	$1,089.50	$1,097.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.90	$ 15.03	$ 7.54
Ending value (after expenses)	$1,017.10	$1,009.97	$1,017.45

† Expenses are equal to the fund’s annualized expense ratio of 1.57% for Class A, 3.00% for Class C and 1.50% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2010 (Unaudited)

Common Stocks—83.8%	Shares	Value ($)
Brazil—2.7%
Fleury	8,900 [a]	95,088
Gafisa	17,600	121,632
Obrascon Huarte Lain Brasil	2,400	55,332
Rossi Residencial	17,600	122,622
Totvs	1,000	62,974
		457,648
Czech Republic—.3%
Central European Media Enterprises, Cl. A	1,720 [a]	50,413
Chile—.8%
Lan Airlines, ADR	7,270	128,316
China—10.6%
Bank of China, Cl. H	311,000	165,829
China Construction Bank, Cl. H	310,000	253,933
China Life Insurance, Cl. H	41,000	196,439
China Petroleum & Chemical, Cl. H	230,000	188,402
E-House China Holdings, ADR	4,900 [a,b]	93,247
Great Wall Motor, Cl. H	70,500	146,552
Industrial & Commercial Bank of China, Cl. H	272,000	207,392
Shandong Chenming Paper, Cl. H	111,500	89,754
Weichai Power, Cl. H	19,000	159,062
Yanzhou Coal Mining, Cl. H	88,000	211,719
Zhejiang Expressway, Cl. H	72,000	65,006
		1,777,335
Egypt—.5%
Telecom Egypt	28,070	86,820
Hong Kong—4.4%
China Agri-Industries Holdings	105,481	145,636
China Mobile	13,500	129,884
CNOOC	103,000	169,539
Hutchison Whampoa	13,000	95,103
Shanghai Industrial Holdings	24,000	110,043
Tianjin Development Holdings	136,000	80,750
		730,955

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
India—9.4%
Apollo Tyres	19,010	30,043
Balrampur Chini Mills	33,780	69,411
Bank of Baroda	8,460	120,460
Bank of India	13,660	103,678
Canara Bank	10,200	93,230
Chambal Fertilizers & Chemicals	76,460	104,655
Grasim Industries	1,265	79,283
Hindalco Industries	26,310	106,482
Oil & Natural Gas	4,760	116,469
Oriental Bank of Commerce	12,504	89,404
Patni Computer Systems, ADR	4,160	98,925
Tata Consultancy Services	14,170	246,440
Tata Motors	9,670	162,771
Tata Steel	6,920	97,515
Union Bank of India	8,121	52,991
		1,571,757
Indonesia—3.0%
Astra International	31,000	142,744
Bank Mandiri	139,000	81,724
Gudang Garam	25,500	69,358
Indofood Sukses Makmur	313,500	130,058
United Tractors	41,000	82,680
		506,564
Israel—2.7%
Bank Leumi Le-Israel	26,420 [a]	123,959
Teva Pharmaceutical Industries, ADR	5,200	328,016
		451,975
Malaysia—.8%
Hong Leong Bank	21,700	57,476
Kulim Malaysia	34,900	76,070
		133,546

8

Common Stocks (continued)	Shares	Value ($)
Mexico—1.9%
America Movil, ADR, Ser. L	4,910	247,169
Fomento Economico Mexicano, ADR	1,430	67,968
		315,137
Poland—1.2%
Getin Holding	20,220 [a,c]	76,092
KGHM Polska Miedz	3,480	130,716
		206,808
Russia—7.9%
Gazprom, ADR	17,020	397,077
LUKOIL, ADR	6,310	357,777
Magnitogorsk Iron & Steel Works, GDR	10,530 [a,d,e]	127,624
MMC Norilsk Nickel, ADR	12,122 [a]	223,166
Vimpel-Communications, ADR	12,010	221,104
		1,326,748
South Africa—6.3%
ABSA Group	4,498	87,876
African Rainbow Minerals	4,400	115,797
Aveng	27,270	140,773
Bidvest Group	6,860	128,323
Gold Fields	7,060	89,368
Metropolitan Holdings	80,108	185,649
MTN Group	20,224	310,978
		1,058,764
South Korea—14.0%
Busan Bank	12,200	131,009
Chong Kun Dang Pharmaceutical	2,680	43,583
Daegu Bank	9,140	122,384
Daehan Steel	5,270	57,989
Honam Petrochemical	603	60,489
Hyosung	1,538	110,377
Hyundai Mobis	1,862	246,851

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)
Korea Electric Power	4,190 [a]	135,352
Korea Investment Holdings	3,210	88,233
KT	3,390	140,070
Kukdo Chemical	1,600	39,595
POSCO	437	203,930
Samsung Electronics	770	556,684
Shinhan Financial Group	5,650	221,965
Youngone	9,616	76,319
Youngone Holdings	3,584	96,612
		2,331,442
Taiwan—9.5%
Advanced Semiconductor
Engineering	114,000	104,100
Asia Cement	56,620	55,269
Cathay Financial Holding	40,000 [a]	66,755
CTCI	72,000	75,156
Fubon Financial Holding	50,000 [a]	60,772
HON HAI Precision Industry	59,000	255,447
Lite-On Technology	122,142	162,110
Powertech Technology	41,500	148,317
Quanta Computer	40,596	78,743
Taishin Financial Holdings	324,634 [a]	131,865
Taiwan Semiconductor
Manufacturing, ADR	17,029	178,634
Tripod Technology	47,000	159,094
Unimicron Technology	52,000	66,723
Yuanta Financial Holding	79,000	47,388
		1,590,373
Thailand—2.5%
Asian Property Development	373,900	58,036
Bangchak Petroleum	171,600	76,860
Bangkok Bank	24,700	99,412
Banpu	5,600	98,053

10

Common Stocks (continued)	Shares	Value ($)
Thailand (continued)
Charoen Pokphand Foods	191,500	82,224
		414,585
Turkey—3.3%
Arcelik	16,010	64,873
Asya Katilim Bankasi	47,230 [a]	126,341
Haci Omer Sabanci Holding	23,637	101,229
KOC Holding	28,220 [a]	96,685
Turkiye Halk Bankasi	8,120	58,850
Turkiye Is Bankasi	10,204 [a]	32,002
Turkiye Is Bankasi, Cl. C	21,387	69,611
		549,591
United States—2.0%
iShares MSCI Emerging Markets Index Fund	7,850 [b]	330,642
Total Common Stocks
(cost $10,903,866)		14,019,419

Preferred Stocks—15.2%
Brazil
Banco Bradesco	6,950	128,186
Bradespar	6,000	148,284
Braskem, Cl. A	7,500 [a]	55,206
Cia de Bebidas das Americas	1,500	137,487
Cia Paranaense de Energia, Cl. B	10,500	214,977
Itau Unibanco Holding	10,324	226,410
Marfrig Alimentos	7,000 [a]	80,063
Petroleo Brasileiro	35,500	706,467
Tele Norte Leste Participacoes	7,100	125,803
Usinas Siderurgicas de Minas Gerais, Cl. A	4,075	139,595
Vale, Cl. A	15,400	429,089
Vivo Participacoes	5,500	149,380
Total Preferred Stocks
(cost $1,663,665)		2,540,947

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—4.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $738,319)	738,319 [f]	738,319
Total Investments (cost $13,305,850)	103.4%	17,298,685
Liabilities, Less Cash and Receivables	(3.4%)	(574,083)
Net Assets	100.0%	16,724,602

ADR—American Depository Receipts
GDR—Global Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan. At March 31, 2010, the total market value of the fund’s securities on loan is
$721,256 and the total market value of the collateral held by the fund is $738,319.
c Partially purchased on a delayed delivery basis.
d Fair valued by management. At the period end, the value of this security amounted to $127,624 or 0.8% of net
assets.The valuation of this security has been determined in good faith under the direction of the Board of Trustees.
e Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, this security had a total market value of $127,624 or 0.8% of net assets.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.4	Consumer Staples	5.1
Materials	14.7	Money Markets Investment	4.4
Energy	13.9	Health Care	2.8
Information Technology	12.7	Utilities	2.1
Telecommunication Services	8.4	Exchange Traded Funds	2.0
Industrial	8.3
Consumer Discretionary	6.6		103.4

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $721,256)—Note 1(c):
Unaffiliated issuers		12,567,531	16,560,366
Affiliated issuers		738,319	738,319
Cash denominated in foreign currencies		210,926	211,665
Receivable for investment securities sold			493,549
Dividends and interest receivable			13,767
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			782
Prepaid expenses			31,449
			18,049,897
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			47,741
Cash overdraft due to Custodian			206,530
Liability for securities on loan—Note 1(c)			738,319
Payable for investment securities purchased			312,249
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			37
Accrued expenses			20,419
			1,325,295
Net Assets ($)			16,724,602
Composition of Net Assets ($):
Paid-in capital			17,072,964
Accumulated distributions in excess of investment income—net			(128,392)
Accumulated net realized gain (loss) on investments			(4,212,878)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			3,992,908
Net Assets ($)			16,724,602

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	111,808	212,813	16,399,981
Shares Outstanding	4,497	8,742	667,656
Net Asset Value Per Share ($)	24.86	24.34	24.56

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $11,567 foreign taxes withheld at source):
Unaffiliated issuers	85,936
Affiliated issuers	53
Income from securities lending—Note 1(c)	312
Total Income	86,301
Expenses:
Investment advisory fee—Note 3(a)	92,501
Custodian fees—Note 3(c)	64,200
Registration fees	31,222
Accounting and administrative fees—Note 3(a)	20,500
Prospectus and shareholders’ reports	4,042
Professional fees	3,956
Shareholder servicing costs—Note 3(c)	1,705
Trustees’ fees and expenses—Note 3(d)	769
Distribution fees—Note 3(b)	709
Loan commitment fees—Note 2	86
Interest expense—Note 2	56
Miscellaneous	4,777
Total Expenses	224,523
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(96,951)
Net Expenses	127,572
Investment (Loss)—Net	(41,271)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,463,316
Net realized gain (loss) on forward foreign currency exchange contracts	(17,636)
Net Realized Gain (Loss)	1,445,680
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	160,745
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	1,042
Net Unrealized Appreciation (Depreciation)	161,787
Net Realized and Unrealized Gain (Loss) on Investments	1,607,467
Net Increase in Net Assets Resulting from Operations	1,566,196

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income (loss)—net	(41,271)	175,825
Net realized gain (loss) on investments	1,445,680	(5,429,445)
Net unrealized appreciation
(depreciation) on investments	161,787	6,970,600
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,566,196	1,716,980
Dividends to Shareholders from ($):
Investment income—net:
Class C Shares	(2,360)	—
Class I Shares	(218,041)	(189,770)
Net realized gain on investments:
Class I Shares	—	(620,343)
Total Dividends	(220,401)	(810,113)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	84,633	17,539
Class C Shares	26,778	159,324
Class I Shares	616,035	21,038,573
Dividends reinvested:
Class C Shares	2,139	—
Class I Shares	137,481	613,697
Cost of shares redeemed:
Class A Shares	(945)	—
Class C Shares	(7,876)	—
Class I Shares	(2,267,553)	(21,275,819)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,409,308)	553,314
Total Increase (Decrease) in Net Assets	(63,513)	1,460,181
Net Assets ($):
Beginning of Period	16,788,115	15,327,934
End of Period	16,724,602	16,788,115
Undistributed (distributions in excess of)
investment income—net	(128,392)	133,280

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Capital Share Transactions:
Class A
Shares sold	3,441	1,095
Shares redeemed	(39)	—
Net Increase (Decrease) in Shares Outstanding	3,402	1,095
Class C
Shares sold	1,129	7,867
Shares issued for dividends reinvested	89	—
Shares redeemed	(343)	—
Net Increase (Decrease) in Shares Outstanding	875	7,867
Class I
Shares sold	25,475	903,194
Shares issued for dividends reinvested	5,719	44,521
Shares redeemed	(95,048)	(934,915)
Net Increase (Decrease) in Shares Outstanding	(63,854)	12,800

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2010	Year Ended
Class A Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.70	13.55
Investment Operations:
Investment income (loss)—net[b]	(.03)	.14
Net realized and unrealized
gain (loss) on investments	2.19	9.01
Total from Investment Operations	2.16	9.15
Net asset value, end of period	24.86	22.70
Total Return (%)[c,d]	9.47	67.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	3.01	11.21
Ratio of net expenses to average net assets[e]	1.57	2.00
Ratio of net investment income
(loss) to average net assets[e]	(.33)	1.56
Portfolio Turnover Rate	57.53[d]	157.45[f]
Net Assets, end of period ($ x 1,000)	112	25

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Represents portfolio turnover rate for the fund for the year.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
Class C Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.62	13.55
Investment Operations:
Investment (loss)—net[b]	(.23)	(.03)
Net realized and unrealized
gain (loss) on investments	2.25	9.10
Total from Investment Operations	2.02	9.07
Distributions:
Dividends from investment income—net	(.30)	—
Net asset value, end of period	24.34	22.62
Total Return (%)[c,d]	8.95	66.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	3.72	3.80
Ratio of net expenses to average net assets[e]	3.00	2.75
Ratio of net investment (loss)
to average net assets[e]	(1.95)	(.35)
Portfolio Turnover Rate	57.53[d]	157.45[f]
Net Assets, end of period ($ x 1,000)	213	178

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Represents portfolio turnover rate for the fund for the year.
See notes to financial statements.

18

Six Months Ended
	March 31, 2010	Year Ended September 30,
Class I Shares	(Unaudited)	2009[a]	2008	2007	2006[b]
Per Share Data ($):
Net asset value,
beginning of period	22.67	21.33	33.24	20.55	20.00
Investment Operations:
Investment income (loss)—net[c]	(.06)	.24	.35	.31	.06
Net realized and unrealized
gain (loss) on investments	2.27	2.21	(8.86)	12.62	.49
Total from Investment Operations	2.21	2.45	(8.51)	12.93	.55
Distributions:
Dividends from investment income—net	(.32)	(.26)	(.26)	(.24)	—
Dividends from net realized
gain on investments	—	(.85)	(3.14)	—	—
Total Distributions	(.32)	(1.11)	(3.40)	(.24)	—
Net asset value, end of period	24.56	22.67	21.33	33.24	20.55
Total Return (%)	9.76[d]	14.90	(28.51)	63.25	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.66[e]	3.50	2.74	3.18	8.64[e]
Ratio of net expenses
to average net assets	1.50[e]	1.43	1.45	1.45	1.45[e]
Ratio of net investment income
(loss) to average net assets	(.47)[e]	1.43	1.21	1.15	1.31[e]
Portfolio Turnover Rate	57.53[d] 157.45		128	76	31[d]
Net Assets, end of period ($ x 1,000)	16,400	16,585	15,328	13,671	5,693

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b	From July 10, 2006 (commencement of initial offering) to September 30, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to,the expenses borne by each class,the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 738 Class A and Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

20

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	16,102,100	127,624	—	16,229,724
Mutual Funds/
Exchange
Traded Funds	1,068,961	—	—	1,068,961
Other Financial
Instruments††	—	782	—	782
Liabilities ($)
Other Financial
Instruments††	—	(37)	—	(37)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

24

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2010,The Bank of NewYork Mellon earned $168 from lending portfolio securities, pursuant to the securities lending agreement.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $1,300,051 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: ordinary income $200,787 and long-term capital gains $609,326.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

26

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2010 was approximately $8,200, with a related weighted average annualized interest rate of 1.36%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 2.00%, 2.00% and 1.50%, respectively. The expense reimbursement, pursuant to the undertaking, amounted to $96,951 during the period ended March 31, 2010.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund paysThe Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $20,500 during the period ended March 31, 2010 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the aver-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

age daily net assets of Class C shares. During the period ended March 31, 2010, Class C shares were charged $709 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2010, Class A and Class C shares were charged $53 and $236, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $163 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $86 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $64,200 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

28

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $15,445, Rule 12b-1 distribution plan fees $128, shareholder services plan fees $57, custodian fees $43,670, chief compliance officer fees $2,742 and transfer agency per account fees $71, which are offset against an expense reimbursement currently in effect in the amount of $14,372.

(d) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2010, there were no redemption fees charged or retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2010, amounted to $9,461,182 and $11,130,182, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Money Market
Fund	220,220	3,495,723	3,715,943	—	—
Dreyfus
Institutional
Cash Advantage
Fund	—	3,013,499	2,275,180	738,319	4.4
	220,220	6,509,222	5,991,123	738,319	4.4

30

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

During the period ended March 31, 2010, the average market value of forward contracts was $94,997, which represented .56% of average net assets.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Polish Zloty,
Expiring 4/1/2010	55,100	19,161	19,289	128
South Korean Won,
Expiring 4/1/2010	37,954,548	33,558	33,545	(13)
Turkish Lira,
Expiring 4/1/2010	72,593	47,680	47,829	149
Sales:		Proceeds ($)
Hong Kong Dollar,
Expiring 4/1/2010	128,371	16,533	16,534	(1)
Indonesian Rupiah,
Expiring 4/5/2010	139,101,935	15,353	15,287	66
Indonesian Rupiah,
Expiring 4/5/2010	147,190,889	16,246	16,175	71
Indonesian Rupiah,
Expiring 4/5/2010	146,027,498	16,118	16,048	70
Indonesian Rupiah,
Expiring 4/5/2010	78,775,616	8,690	8,657	33
Indonesian Rupiah,
Expiring 4/6/2010	50,396,419	5,573	5,538	35
Indonesian Rupiah,
Expiring 4/6/2010	109,985,682	12,163	12,087	76
Indonesian Rupiah,
Expiring 4/6/2010	177,386,874	19,611	19,494	117
Malaysian Ringgit,
Expiring 4/2/2010	2,919	897	895	2
Malaysian Ringgit,
Expiring 4/5/2010	2,166	669	664	5

32

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
South Korean Won,
Expiring 4/1/2010	5,849,387	5,170	5,170	0
South Korean Won,
Expiring 4/1/2010	5,851,350	5,172	5,172	0
South Korean Won,
Expiring 4/2/2010	7,285,976	6,469	6,439	30
Thai Baht,
Expiring 4/5/2010	536,408	16,566	16,589	(23)
Gross Unrealized
Appreciation				782
Gross Unrealized
Depreciation				(37)

At March 31, 2010, accumulated net unrealized appreciation on investments was $3,992,835, consisting of $4,235,190 gross unrealized appreciation and $242,355 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 33

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

34

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional emerging markets funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional emerging markets funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for the one-, two- and three-year periods ended December 31, 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a combined managements (investment advisory and administrative) fee. The fund’s actual management fee and expense ratio for the fiscal year ended September 30, 2009 also reflected a waiver by the Manager. A representative of the Manager informed the Board members that the Manager had agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 2.00%, 2.00% and 1.50%, respectively, of the value of the fund’s average daily net assets. The Board noted that the fund’s contractual management fee was above the Expense Group median and that, because of the limitation on expenses, the fund did not pay a management fee for the fiscal year ended September 30, 2009.The Board noted that the fund’s actual management fee (which was zero) was below the Expense Group and Expense Universe medians and the fund’s expense ratio, taking into consideration the limitation on expenses, was at the Expense Group median and below the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by another account managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Account”).The Manager’s representatives explained the nature of the Similar Account and the differences, from the Manager’s perspective, in providing services to such Similar Account as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Account to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the prof-

36

itability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and manage- ment fee information, costs of the services provided and profits real- ized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

38

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company International
Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company International Core Equity, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain trac-tion.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman & Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Sean P. Fitzgibbon, CFA, and Mark A. Bogar, CFA

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/The Boston Company International Core Equity Fund’s Class I shares produced a total return of 2.55%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 3.06% for the same period.2

International stocks encountered heightened volatility over the reporting period, as the global economy recovered from a recession even while Europe suffered through a sovereign debt crisis.The fund produced lower returns than its benchmark partially due to lagging performance in Italy and materials.

Effective January 8, 2010, Sean P. Fitzgibbon and Mark A. Bogar became the fund’s primary portfolio managers.

The Fund’s Investment Approach

The objective of the fund is to seek long-term growth of capital.To pursue this goal, the fund normally invests at least 80% of net assets in equity securities of companies that are represented in the MSCI EAFE Index and Canada.The fund intends to invest in a broad range of (and in any case at least five different) countries.The fund may invest up to 25% of its assets in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

We employ a “bottom-up” investment approach, which emphasizes individual stock selection, and is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Economic Recovery, Debt Crisis Sparked Volatility

The reporting period witnessed the continuation of a global economic recovery that began early in 2009.Although unemployment remained stubbornly high in many regions of the world, improved manufacturing activity and robust demand for energy and industrial commodities from the emerging markets helped boost confidence among investors,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

consumers and businesses. However, market conditions differed significantly from one region to another.While developing nations in Asia and Latin America seemed to thrive, Europe was mired in a sovereign debt crisis emanating mainly from Greece.The United States showed encouraging signs of economic growth, but Japan continued to struggle with persistent economic weakness.

After rallying strongly earlier in 2009, international stock markets began to lose momentum during the final months of the year. Meanwhile, investors appeared to shift their focus from bargain-hunting among stocks that had been severely punished in the downturn to higher-quality companies with sustainable earnings growth. Equities pulled back sharply early in 2010 when Greece’s debt crisis dominated the headlines, but most markets subsequently bounced back, largely erasing previous losses amid evidence of further economic improvement.

Security Selections Produced Mixed Performance

The fund achieved especially strong relative results in France, Norway and Singapore.The fund’s investments in France, where stocks generally were hurt by a weakening euro, declined less sharply than average due to gains among some of the fund’s more economically sensitive holdings, including industrial supplier Vallourec, construction and engineering company Vinci and oil services provider Technip S.A. In Norway, Petroleum Geo-Services advanced along with oil prices, and telecommunications company Telenor A/S rebounded from depressed levels. Singapore-based port operator Sembcorp Marine fared well in the economic recovery, while stronger intra-Asia trade benefited regional financial institutions such as United Overseas Bank.

From a market sector perspective, industrial stocks such as IMI and Cookson Group in the United Kingdom helped support results as global business conditions stabilized. Consumer discretionary companies Volkswagen, Compass Group and Esprit Holdings also contributed positively to relative results.

Disappointments during the reporting period were found primarily in Italy,Australia and Japan.After rallying earlier in the year, Italian banks Banco Popolare S.C. and UniCredit pulled back due to bouts of economic turbulence in some European markets and potentially stricter capital requirements from regulators. The fund’s results also were dampened by underweighted exposure to the materials sector in Australia.Although the fund participated in the benefits of rising com-

4

modity prices through BHP Billiton, it was underweight Rio Tinto and didn’t own Xstrata in the UK as well as other mining companies that gained substantial value. Finally, in Japan, chemical producers such as Shin-Etsu Chemical reported weaker-than-expected results when renewed pricing power did not materialize. Although specialty packaging company Kaneka Corporation fell sharply during the fourth quarter of 2009 better performance later in the reporting period moderated losses. Also in Japan, drug developer Astellas Pharma encountered difficulty integrating a recent acquisition.

Focusing on Fundamentals

As the economic recovery progresses, we believe that investors are likely to become more selective, turning away from bargain hunting in favor of conducting research to find companies with sound business fundamentals. Our research has uncovered what we believe are a number of opportunities among attractively valued, fundamentally sound companies in a variety of geographic regions and market sectors. Indeed, a return to a more selective, fundamentals-focused market environment may be particularly well suited to our investment approach.

April 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are higher in emerging markets countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation has undertaken to absorb certain fund expenses pursuant to an agreement in effect through August 31,
2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, return would have been lower.This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company International Core Equity Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010

Expenses paid per $1,000†	$5.66
Ending value (after expenses)	$1,025.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010

Expenses paid per $1,000†	$5.64
Ending value (after expenses)	$1,019.35

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2010 (Unaudited)

Common Stocks—93.1%	Shares	Value ($)
Australia—7.5%
AGL Energy	9,940	137,095
Atlas Iron	54,960 [a]	123,563
AWE	34,930 [a]	87,186
BHP Billiton	6,003	240,122
Commonwealth Bank of Australia	6,770	349,701
Macquarie Group	3,250	140,917
National Australia Bank	10,700	270,215
Qantas Airways	92,110 [a]	240,050
Stockland	56,350	206,321
Westfield Group	20,635	228,365
Westpac Banking	5,424	138,569
		2,162,104
Austria—.8%
Erste Group Bank	5,698	239,347
Denmark—.9%
Carlsberg, Cl. B	2,950	247,591
Finland—.6%
Fortum	6,590	161,194
France—10.7%
Atos Origin	2,750 [a]	138,098
AXA	15,317	340,732
BNP Paribas	5,790	444,663
Credit Agricole	8,400	147,038
France Telecom	11,400	272,767
GDF Suez	5,123	197,895
Legrand	3,070	96,987
Rhodia	9,050	187,508
Sanofi-Aventis	6,218	463,507
Technip	1,610	130,908
Total	3,510	203,760
Vallourec	810	163,339
Vinci	4,600	271,105
		3,058,307
Germany—7.4%
BASF	5,440	337,401
Bayer	5,860	396,376

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
E.ON	4,740	175,002
HeidelbergCement	3,825	213,367
Lanxess	3,200	147,449
Metro	5,950	352,959
Rheinmetall	1,400	100,276
RWE	2,825	250,304
Salzgitter	1,740	161,525
		2,134,659
Greece—.4%
Bank of Cyprus Public	16,100	101,769
Hong Kong—2.2%
Esprit Holdings	29,875	235,676
Hongkong Land Holdings	52,000	263,640
Hutchison Whampoa	18,000	131,680
		630,996
Ireland—.7%
CRH	3,775	94,225
Dragon Oil	15,920 [a]	116,927
		211,152
Italy—3.8%
Enel	25,930	144,993
ENI	15,790	370,448
Fondiaria-Sai	8,310	125,035
Terna Rete Elettrica Nazionale	23,750	102,730
UniCredit	114,080	337,057
		1,080,263
Japan—19.5%
Asahi Kasei	30,000	161,408
Astellas Pharma	7,500	271,553
Canon	8,000	370,521
Central Japan Railway	46	350,326
Daihatsu Motor	16,000	152,829
Daito Trust Construction	2,800	135,073
Fujitsu	64,000	418,954
Hino Motors	49,000	207,027
Hitachi	79,000 [a]	294,909
Honda Motor	8,000	282,383

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Kaneka	23,000	149,085
Keihin	15,300	295,559
Lawson	6,600	281,677
Makita	5,500	181,196
Mitsubishi	12,700	332,816
Mitsubishi UFJ Financial Group	40,500	212,269
Nomura Holdings	18,500	136,341
Sankyo	5,400	267,141
SMC	1,000	135,736
Softbank	5,700	140,412
Sumitomo Mitsui Financial Group	7,400	244,582
Sumitomo Trust & Banking	16,000	93,785
Tokai Rika	4,900	100,579
Tokyo Gas	35,000	154,241
Toyo Suisan Kaisha	4,000	103,455
Yahoo! Japan	398	144,956
		5,618,813
Netherlands—2.4%
ING Groep	13,770 [a]	137,481
Koninklijke Vopak	1,720	135,462
STMicroelectronics	11,730	116,764
TNT	10,040	287,892
		677,599
Norway—1.9%
DNB NOR	10,800	123,388
Petroleum Geo-Services	10,200 [a]	133,610
Telenor	20,200	273,947
		530,945
Singapore—.7%
SembCorp Marine	68,000	203,667
Spain—2.1%
Banco Bilbao Vizcaya Argentaria	14,420	197,297
Banco Santander	30,780	409,081
		606,378
Sweden—.8%
Electrolux, Ser. B	9,690	221,429

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Switzerland—9.2%
Adecco	3,940	223,643
Credit Suisse Group	7,500	386,594
Nestle	16,660	853,225
Novartis	2,446	132,113
Petroplus Holdings	11,130 [a]	206,787
Roche Holding	3,464	561,783
Sulzer	1,711	166,329
Swiss Life Holding	750 [a]	98,516
		2,628,990
United Kingdom—21.5%
Anglo American	4,867 [a]	212,264
Aviva	36,330	212,418
Barclays	45,490	248,718
Berkeley Group Holdings	18,390 [a]	227,161
BP	28,440	269,045
British American Tobacco	14,210	489,818
BT Group	136,630	256,889
Compass Group	28,870	230,441
Cookson Group	23,226 [a]	192,616
GlaxoSmithKline	26,060	500,454
HSBC Holdings	36,370	368,678
IMI	25,120	251,589
Imperial Tobacco Group	6,210	189,415
Kingfisher	41,860	136,192
Legal & General Group	123,270	164,708
Old Mutual	89,070	165,575
Rio Tinto	9,040	535,695
Rolls-Royce Group	9,220	83,318
Royal Dutch Shell, Cl. B	23,350	643,296
Thomas Cook Group	75,850	310,546
Unilever	13,380	392,884
WPP	10,230	106,029
		6,187,749
Total Common Stocks
(cost $22,319,361)		26,702,952

10

Preferred Stocks—1.1%	Shares	Value ($)
Germany—.5%
Volkswagen	1,500	137,564
Volkswagen, Rights	1,500	932
		138,496
Luxembourg—.6%
Millicom International Cellular, SDR	1,820 [a]	162,829
Total Preferred Stocks
(cost $258,738)		301,325

Total Investments (cost $22,578,099)	94.2%	27,004,277
Cash and Receivables (Net)	5.8%	1,650,713
Net Assets	100.0%	28,654,990

SDR — Swedish Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.2	Energy	7.5
Industrial	12.5	Information Technology	5.2
Consumer Staples	10.2	Utilities	4.6
Consumer Discretionary	10.1	Telecommunication Services	3.9
Materials	8.9
Health Care	8.1		94.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	22,578,099	27,004,277
Cash denominated in foreign currencies	57,903	57,264
Dividends and interest receivable		1,515,720
Receivable for investment securities sold		526,395
Prepaid expenses		14,034
		29,117,690
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		63,613
Cash overdraft due to Custodian		72,228
Payable for investment securities purchased		266,937
Payable for shares of Beneficial Interest redeemed		4,731
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		556
Interest payable—Note 2		479
Accrued expenses		54,156
		462,700
Net Assets ($)		28,654,990
Composition of Net Assets ($):
Paid-in capital		133,835,149
Accumulated distributions in excess of investment income—net		(278,072)
Accumulated net realized gain (loss) on investments		(109,487,939)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		4,585,852
Net Assets ($)		28,654,990
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		1,769,927
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		16.19

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $33,880 foreign taxes withheld at source):
Unaffiliated issuers	446,782
Affiliated issuers	103
Total Income	446,885
Expenses:
Investment advisory fee—Note 3(a)	191,461
Custodian fees—Note 3(b)	72,402
Shareholder servicing costs—Note 3(b)	40,627
Accounting and administration fees—Note 3(a)	30,000
Professional fees	20,667
Prospectus and shareholders’ reports	17,586
Registration fees	13,583
Interest expense—Note 2	1,852
Trustees’ fees and expenses—Note 3(c)	1,157
Loan commitment fees—Note 2	200
Miscellaneous	10,220
Total Expenses	399,755
Less—reduction in investment advisory fee
due to undertakings—Note 3(a)	(131,920)
Net Expenses	267,835
Investment Income—Net	179,050
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,999,649
Net realized gain (loss) on financial futures	376,614
Net realized gain (loss) on forward foreign currency exchange contracts	(74,198)
Net Realized Gain (Loss)	7,302,065
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(5,969,056)
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	262
Net Unrealized Appreciation (Depreciation)	(5,968,794)
Net Realized and Unrealized Gain (Loss) on Investments	1,333,271
Net Increase in Net Assets Resulting from Operations	1,512,321

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income—net	179,050	1,737,991
Net realized gain (loss) on investments	7,302,065	(81,102,204)
Net unrealized appreciation
(depreciation) on investments	(5,968,794)	48,787,858
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,512,321	(30,576,355)
Dividends to Shareholders from ($):
Investment income—net	(1,075,025)	(585,331)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	2,564,388	16,123,438
Dividends reinvested	676,716	492,304
Cost of shares redeemed	(49,527,205)	(85,828,572)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(46,286,101)	(69,212,830)
Total Increase (Decrease) in Net Assets	(45,848,805)	(100,374,516)
Net Assets ($):
Beginning of Period	74,503,795	174,878,311
End of Period	28,654,990	74,503,795
Undistributed (distributions in excess of)
investment income—net	(278,072)	617,903
Capital Share Transactions (Shares):
Shares sold	160,180	1,199,137
Shares issued for dividends reinvested	42,295	36,440
Shares redeemed	(3,002,032)	(6,786,945)
Net Increase (Decrease) in Shares Outstanding	(2,799,557)	(5,551,368)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	16.30	17.28	46.03	39.01	34.34	27.03
Investment Operations:
Investment income—net[b]	.06	.25	.49	.78	.71	.50
Net realized and unrealized
gain (loss) on investments	.35	(1.13)	(10.82)	7.82	5.59	7.73
Total from
Investment Operations	.41	(.88)	(10.33)	8.60	6.30	8.23
Distributions:
Dividends from
investment income—net	(.52)	(.10)	(.44)	(.60)	(.40)	(.39)
Dividends from net realized
gain on investments	—	—	(17.98)	(.98)	(1.23)	(.53)
Total Distributions	(.52)	(.10)	(18.42)	(1.58)	(1.63)	(.92)
Net asset value, end of period	16.19	16.30	17.28	46.03	39.01	34.34
Total Return (%)	2.55[c]	(4.97)	(35.03)	22.37	19.01	31.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67[d]	1.27	1.07	.78[e]	.88[e]	1.01[e]
Ratio of net expenses
to average net assets	1.12[d]	1.21	.87	.77[e]	.88[e]	1.01[e]
Ratio of net investment income
to average net assets	.75[d]	1.88	1.70	1.78	1.91	1.59
Portfolio Turnover Rate	40.54[c]	163.94	98	83[f]	51[f]	58[f]
Net Assets, end of period
($ x 1,000)	28,655	74,504	174,878	1,257,378	2,015,088	287,065

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Includes the fund’s share of the The Boston Company International Core Equity Portfolio’s (the “Portfolio”)
allocated expenses.
f	On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007.The amounts shown for 2005-2006 are the turnover rates for the Portfolio.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company International Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or

16

the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	27,004,277	—	—	27,004,277
Liabilities ($)
Other Financial
Instruments††	—	(556)	—	(556)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

18

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

20

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $49,294,163 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: ordinary income $585,331. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2010 was approximately $275,300, with a related weighted average annualized interest rate of 1.35%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets, and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.

The Manager has agreed to waive receipt of its fees and/or assume the expenses of the fund, from February 11, 2010 until August 31, 2010, so that the annual direct expenses of the fund (excluding taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets. Prior to February 11, 2010, the Manager was limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, so that such expenses did not exceed an annual rate of 1.25% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $131,920 during the period ended March 31, 2010.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund paysThe Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $30,000 during the period ended March 31, 2010 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing

22

personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $575 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $181 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $72,402 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $19,881, custodian fees $76,082, chief compliance officer fees $2,742 and transfer agency per account fees $158, which are offset against an expense reimbursement currently in effect in the amount of $35,250.

(c) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.TheTrust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

(d) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2010, redemption fees charged and retained by the fund amounted to $1,724.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended March 31, 2010, amounted to $18,538,843 and $65,274,247, respectively.

24

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	207,323	13,084,700	13,292,023	—	—

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of March 31,2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk	—	Foreign exchange risk[1]	(556)
Gross fair value of
derivatives contracts	—		(556)

Statement of Assets and Liabilities location:
1 Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations for the period ended March 31, 2010 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk		Futures[2]	Contracts[3]	Total
Equity		376,614	—	376,614
Foreign exchange		—	(74,198)	(74,198)
Total		376,614	(74,198)	302,416

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[4]
Underlying risk			Forward Contracts
Foreign Exchange				262

Statement of Operations location:
2	Net realized gain (loss) on financial futures.
3	Net realized gain (loss) on forward foreign currency exchange contracts.
4	Net unrealized appreciation (depreciation) on investments, financial futures and forward foreign
	currency exchange contracts.

During the period ended March 31, 2010, the average market value of equity futures contracts was $1,108,373, which represented 2.31% of average net assets.The average market value of forward contracts was $1,766,532, which represented 3.68% of average net assets.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the

26

last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.At March 31, 2010, there were no open financial futures contracts outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2010:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Japanese Yen,
Expiring 4/1/2010	7,663,273	82,525	81,969	(556)

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2010, accumulated net unrealized appreciation on investments was $4,426,178, consisting of $4,882,982 gross unrealized appreciation and $456,804 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

28

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional international large-cap value funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional international large-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for each of the reported periods ended December 31, 2009, except the fund’s total return performance was above the Performance Group and Performance Universe medians for the 10-year period ended December 31, 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.A representative of the Manager reminded the Board of the change to the fund’s primary portfolio manager, which was effective January 2010.The Board members noted that the performance periods being reviewed were prior to the portfolio manager change and it was expected to take some time for the new management to favorably affect the fund’s performance, but they remained concerned about the fund’s relative total return performance.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided byThe Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a

30

combined management (investment advisory and administrative) fee. The fund’s actual management fee and expense ratio for the fiscal year ended September 30, 2009 also reflected a waiver by the Manager. A representative of the Manager informed the Board members that the Manager had been limiting the fund’s total expense ratio (excluding brokerage commissions, taxes and extraordinary expenses) to 1.25% of the fund’s average daily net assets and that such limitation was voluntary and could be terminated at any time.The Board noted that the fund’s contractual management fee was at the Expense Group median and that the fund’s actual management fee and expense ratio were each above their respective Expense Group and Expense Universe medians for the fiscal year ended September 30, 2009. Representatives of the Manager and the Board members agreed that the Manager would contractually agree to lower the Manager’s limitation of expenses whereby the Manager would waive receipt of its fees and/or assume the expenses of the fund, until August 31, 2010, so that the annual direct expenses of the fund (excluding taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 1.00% of the fund’s average daily net assets.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund. the Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.The Board also noted the fee waiver arrangement and its effect on the profitability of the Manager.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management

32

Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  While the Board was concerned with the fund’s performance, the Board noted the portfolio manager change in January 2010 and believed the Manager was seeking to improve performance. The Board determined to closely monitor performance.

  The Board concluded that, taking into consideration the increase to the fee waiver, the fee paid by the fund to the Manager was reason- able in light of the services provided, comparative performance, expense and management fee information, costs of services provided and profits realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
28	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Large Cap
Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Large Cap Core Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/The Boston Company Large Cap Core Fund’s Class A shares produced a total return of 12.33%, Class C shares returned 11.91% and Class I shares returned 12.51%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 11.75% for the same period.2

Large-cap stocks generally advanced over the reporting period as the economy continued to recover from a recession and financial crisis. The fund proved well positioned for the market rebound through stocks that appeared to have been punished more severely during the downturn than warranted by their business fundamentals.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of large-cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large-cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the S&P 500 Index.The portfolio managers employ a core investment style that incorporates both growth and value criteria in managing the fund’s portfolio.The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Economic Recovery Drove Stock Prices Higher

The reporting period witnessed the continuation of an economic recovery and stock market rally that began early in 2009. Although unemployment remained stubbornly high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among investors, consumers and businesses.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

For much of the reporting period, investors continued to search for bargains among lower-quality stocks. This activity typically benefited smaller, more speculative stocks more than their better established counterparts. However, during the first quarter of 2010 we began to see a shift in investors’ focus toward companies with sustainable revenues and earnings in a normalized operating environment.

Constructive Investment Posture Bolstered Fund Results

The fund continued to focus on stocks which appeared to be priced for worst-case scenarios that, in our judgment, were unlikely to occur. However, during the reporting period we adopted a more conservative stance with regard to risk. As valuations in the securities we held expanded, we trimmed positions that we considered to be at or near our target price.When making new investments, we emphasized companies that appeared to be in a better competitive position after the recession, especially those that we believed could achieve sustainable earnings growth over the long term.

The fund achieved particularly strong results in the energy sector, where lack of exposure to industry giant Exxon Mobil helped drive returns. Instead, we focused on better-performing exploration-and-production specialists, such as XTO Energy, which was acquired by Exxon Mobil during the reporting period, and Newfield Exploration.Alpha Natural Resources benefited from rising demand for metalurgical coal from steel producers.

In the consumer discretionary sector, auto parts supplier Autoliv gained value as the automobile manufacturing industry rebounded from depressed levels. Retailer Home Depot and appliances maker Whirlpool advanced when consumers resumed spending to update their residences, and apparel retailer Limited Brands fared well as consumers returned to more upscale products. Among industrial stocks, railroad Norfolk Southern and shipper FedEx rose along with business and consumer confidence, while Delta Air Lines provided an effective way to participate in better conditions in the airline industry. Machinery producers also made positive contributions to performance, including Cummins, Parker Hannifin and Dover. Finally, in the health care sector, insurer CIGNA appeared poised to benefit from health care reform, and generic drug producer AmerisourceBergen seemed well positioned for upcoming patent expirations on branded drugs.

4

Disappointments during the reporting period included the financials sector, where unfortunate timing in the sale of Citigroup prevented the fund from participating in subsequent gains. Custodial bank State Street weighed on performance due to weakness in its processing and securities lending businesses. In the information technology sector, handset maker Motorola suffered from weaker-than-expected earnings despite a successful entry into the growing smartphone market. Similarly, software giant Microsoft lagged despite strong sales of an upgrade to the Windows operating system.

Focusing on Fundamentals

As the economic recovery progresses, we believe that investors will continue to turn away from bargain hunting in favor of conducting research to find companies with sound business fundamentals. Therefore, we have intensified our focus on forward earnings estimates in an effort to identify companies with good growth prospects and attractive valuations. In our view, this is the right strategy as the economy and financial markets continue to normalize.

April 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Large Cap Core Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.09	$ 10.04	$ 4.77
Ending value (after expenses)	$1,123.30	$1,119.10	$1,125.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.79	$ 9.55	$ 4.53
Ending value (after expenses)	$1,019.20	$1,015.46	$1,020.44

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, and .90% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2010 (Unaudited)

Common Stocks—100.0%	Shares	Value ($)
Consumer Discretionary—13.9%
Autoliv	7,240	373,077
Carnival	4,050	157,464
Central European Media Enterprises, Cl. A	8,260 [a]	242,101
Darden Restaurants	5,170	230,272
Gap	14,960	345,726
Home Depot	18,500	598,475
Limited Brands	8,140	200,407
Newell Rubbermaid	13,250	201,400
News, Cl. A	43,110	621,215
Stanley Black and Decker	3,030	173,952
Target	12,360	650,136
Time Warner	16,240	507,825
		4,302,050
Consumer Staples—10.2%
Clorox	3,810	244,373
Coca-Cola Enterprises	16,420	454,177
CVS Caremark	6,680	244,221
Energizer Holdings	3,890 [a]	244,136
Nestle, ADR	7,110	364,032
PepsiCo	11,710	774,734
Philip Morris International	10,640	554,982
Unilever, ADR	9,750	285,480
		3,166,135
Energy—10.0%
Alpha Natural Resources	3,720 [a]	185,591
Chevron	6,572	498,355
ConocoPhillips	7,760	397,079
ENSCO, ADR	8,170	365,853
Hess	7,300	456,615
Newfield Exploration	6,030 [a]	313,862
Occidental Petroleum	6,590	557,119
Valero Energy	16,380	322,686
		3,097,160

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—.8%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	2,130	249,210
Financial—14.0%
American Express	7,580	312,751
Bank of America	51,120	912,492
Capital One Financial	6,310	261,297
Franklin Resources	2,100	232,890
Genworth Financial, Cl. A	17,930 [a]	328,836
Goldman Sachs Group	940	160,392
JPMorgan Chase & Co.	18,330	820,268
Lincoln National	9,260	284,282
MetLife	7,520	325,917
Morgan Stanley	6,010	176,033
Wells Fargo & Co.	13,060	406,427
XL Capital, Cl. A	5,410	102,249
		4,323,834
Health Care—15.9%
Alexion Pharmaceuticals	4,580 [a]	249,015
AmerisourceBergen	13,860	400,831
Amgen	4,950 [a]	295,812
Amylin Pharmaceuticals	9,160 [a]	206,008
CIGNA	6,260	228,991
Covidien	4,337	218,064
Hospira	3,840 [a]	217,536
Human Genome Sciences	13,270 [a]	400,754
King Pharmaceuticals	16,850 [a]	198,156
Mednax	2,560 [a]	148,966
Merck & Co.	17,643	658,966
Pfizer	43,030	737,965
St. Jude Medical	3,810 [a]	156,401
Teva Pharmaceutical Industries, ADR	3,000	189,240
Thermo Fisher Scientific	3,020 [a]	155,349
Universal Health Services, Cl. B	6,930	243,174
WellPoint	3,580 [a]	230,480
		4,935,708

8

Common Stocks (continued)	Shares	Value ($)
Industrial—10.2%
AMR	17,300 [a]	157,603
Cummins	3,130	193,903
Dover	7,600	355,300
FedEx	2,850	266,190
General Electric	13,380	243,516
Norfolk Southern	10,640	594,670
Parker Hannifin	4,500	291,330
Raytheon	7,620	435,254
Textron	12,340	261,978
Tyco International	9,377	358,670
		3,158,414
Materials—2.0%
Dow Chemical	9,430	278,845
E.I. du Pont de Nemours & Co.	9,540	355,270
		634,115
Technology—19.2%
Apple	2,100 [a]	493,353
BMC Software	5,890 [a]	223,820
Cisco Systems	22,640 [a]	589,319
EMC	18,670 [a]	336,807
Google, Cl. A	1,010 [a]	572,680
Hewlett-Packard	11,290	600,063
International Business Machines	3,200	410,400
Microsoft	30,020	878,685
Motorola	32,410 [a]	227,518
Oracle	23,530	604,486
QUALCOMM	12,460	523,195
Sybase	5,680 [a]	264,802
Teradata	6,487 [a]	187,409
		5,912,537
Telecommunication
Services—1.4%
AT & T	17,020	439,797
Utilities—2.4%
American Electric Power	5,430	185,597

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
PG & E	5,440	230,765
Public Service Enterprise Group	11,550	340,956
		757,318

Total Investments (cost $25,521,606)	100.0%	30,976,278
Cash and Receivables (Net)	.0%	901
Net Assets	100.0%	30,977,179

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	19.2	Energy	10.0
Health Care	15.9	Utilities	2.4
Financial	14.0	Materials	2.0
Consumer Discretionary	13.9	Telecommunication Services	1.4
Consumer Staples	10.2	Exchange Traded Funds	.8
Industrial	10.2		100.0

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		25,521,606	30,976,278
Receivable for investment securities sold			491,886
Dividends and interest receivable			38,877
Prepaid expenses			23,933
			31,530,974
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			58,290
Cash overdraft due to Custodian			301,394
Payable for investment securities purchased			158,540
Payable for shares of Beneficial Interest redeemed			1,274
Accrued expenses			34,297
			553,795
Net Assets ($)			30,977,179
Composition of Net Assets ($):
Paid-in capital			43,526,163
Accumulated undistributed investment income—net			144,682
Accumulated net realized gain (loss) on investments			(18,148,338)
Accumulated net unrealized appreciation
(depreciation) on investments			5,454,672
Net Assets ($)			30,977,179

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	47,856	15,145	30,914,178
Shares Outstanding	1,530	485.44	987,153
Net Asset Value Per Share ($)	31.28	31.20	31.32

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $179 foreign taxes withheld at source):
Unaffiliated issuers	295,729
Affiliated issuers	71
Total Income	295,800
Expenses:
Investment advisory fee—Note 3(a)	82,717
Registration fees	28,786
Accounting and administration fee—Note 3(a)	26,500
Custodian fees—Note 3(c)	15,443
Auditing fees	15,316
Prospectus and shareholders’ reports	11,421
Legal fees	6,726
Shareholder servicing costs—Note 3(c)	2,605
Trustees’ fees and expenses—Note 3(d)	273
Distribution fees—Note 3(b)	53
Interest expense—Note 2	42
Miscellaneous	4,457
Total Expenses	194,339
Less—reduction in expenses due to undertaking—Note 3(a)	(45,316)
Net Expenses	149,023
Investment Income—Net	146,777
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,728,329
Net unrealized appreciation (depreciation) on investments	1,983,334
Net Realized and Unrealized Gain (Loss) on Investments	3,711,663
Net Increase in Net Assets Resulting from Operations	3,858,440

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income—net	146,777	539,278
Net realized gain (loss) on investments	1,728,329	(16,113,462)
Net unrealized appreciation
(depreciation) on investments	1,983,334	7,886,234
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,858,440	(7,687,950)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(50)	(105)
Class C Shares	—	(68)
Class I shares	(131,718)	(650,474)
Total Dividends	(131,768)	(650,647)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	29,030	12,000
Class C Shares	—	10,000
Class I shares	858,780	2,844,463
Dividends reinvested:
Class A Shares	7	16
Class I shares	76,544	400,365
Cost of shares redeemed:
Class I shares	(8,304,973)	(20,333,550)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,340,612)	(17,066,706)
Total Increase (Decrease) in Net Assets	(3,613,940)	(25,405,303)
Net Assets ($):
Beginning of Period	34,591,119	59,996,422
End of Period	30,977,179	34,591,119
Undistributed investment income—net	144,682	129,673

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Capital Share Transactions:
Class A
Shares sold	959	570
Shares issued for dividends reinvested	—[b]	1
Net Increase (Decrease) in Shares Outstanding	959	571
Class C
Shares sold	—	485
Class I
Shares sold	28,881	126,265
Shares issued for dividends reinvested	2,637	17,755
Shares redeemed	(280,724)	(881,809)
Net Increase (Decrease) in Shares Outstanding	(249,206)	(737,789)

a	The fund changed to a multiple class fund on March 31, 2009. The existing shares were redesignated as Class I and the fund commenced offering Class A and Class C shares.
b	Amount represents less than 1 per share.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2010	Year Ended
Class A Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	27.93	20.60
Investment Operations:
Investment income—net[b]	.09	.09
Net realized and unrealized
gain (loss) on investments	3.35	7.43
Total from Investment Operations	3.44	7.52
Distributions:
Dividends from investment income—net	(.09)	(.19)
Net asset value, end of period	31.28	27.93
Total Return (%)[c,d]	12.33	36.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.15	4.43
Ratio of net expenses to average net assets[e]	1.15	1.15
Ratio of net investment income
to average net assets[e]	.63	.74
Portfolio Turnover Rate	35.01[d]	116.21
Net Assets, end of period ($ x 1,000)	48	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
Class C Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	27.87	20.60
Investment Operations:
Investment income (loss)—net[b]	(.01)	.00[c]
Net realized and unrealized
gain (loss) on investments	3.34	7.41
Total from Investment Operations	3.33	7.41
Distributions:
Dividends from investment income—net	—	(.14)
Net asset value, end of period	31.20	27.87
Total Return (%)[d,e]	11.91	36.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	3.14	3.45
Ratio of net expenses to average net assets[f]	1.90	1.90
Ratio of net investment income
(loss) to average net assets[f]	(.09)	.01
Portfolio Turnover Rate	35.01[e]	116.21
Net Assets, end of period ($ x 1,000)	15	14

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

16

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	27.95	30.39	43.28	37.58	39.57	35.24
Investment Operations:
Investment income—net[b]	.13	.34	.43	.43	.36	.41
Net realized and unrealized
gain (loss) on investments	3.36	(2.38)	(9.32)[c]	7.01[c]	3.22	4.28[c]
Total from Investment Operations	3.49	(2.04)	(8.89)	7.44	3.58	4.69
Distributions:
Dividends from
investment income—net	(.12)	(.40)	(.53)	(.33)	(.39)	(.36)
Dividends from net realized
gain on investments	—	—	(3.47)	(1.41)	(5.18)	—
Total Distributions	(.12)	(.40)	(4.00)	(1.74)	(5.57)	(.36)
Net asset value, end of period	31.32	27.95	30.39	43.28	37.58	39.57
Total Return (%)	12.51[d]	(6.43)	(22.41)	20.27	9.84	13.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17[e]	1.23	.84	.80[f]	.99[f]	.85[f]
Ratio of net expenses
to average net assets	.90[e]	.91	.84	.80[f]	.90[f]	.85[f]
Ratio of net investment income
to average net assets	.89[e]	1.43	1.17	1.05	.98	1.10
Portfolio Turnover Rate	35.01[d]	116.21	61	59[g]	103[g]	85[g]
Net Assets, end of period
($ x 1,000)	30,914	34,562	59,996	122,591	93,745	46,036

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as Class I shares. b Based on average shares outstanding at each month end. c Amounts includes litigation proceeds received by the fund of $0.02 for the year ended September 30, 2008, $0.04 for the year ended September 30, 2007 and $0.02 for the year ended September 30, 2005. d Not annualized. e Annualized. f For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratio includes the fund’s share of the TBC Large Cap Core Portfolio’s (the “Portfolio”) allocated expenses. g On September 19, 2007 the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the fund began investing directly in securities. Portfolio turnover represents combined investment activity of the fund and the Portfolio for the year ended September 30, 2007.The amounts shown for 2005 and 2006 are ratios for the Portfolio.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Large Cap Core Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to achieve long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 485 Class A and Class C shares of the fund.

18

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of secu-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	28,907,285	—	—	28,907,285
Equity Securities—
Foreign†	1,819,783	—	—	1,819,783
Exchange Traded
Funds	249,210	—	—	249,210

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

22

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $6,566,434 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: ordinary income $650,647.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2010 was approximately $6,000, with a related weighted average annualized interest rate of 1.41%.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager is currently limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, until February 1, 2011, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $45,316 during the period ended March 31, 2010.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $26,500 for the period ended March 31, 2010 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2010, Class C shares were charged $53 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional)

24

in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2010, Class A and Class C shares were charged $36 and $18, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $3,001 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $163 pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $15,443 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $14,160, custodian fees $37,750, administrative service fees $6,750, Rule 12b-1 distribution plan fees $10, shareholder services plan fees $13, chief compliance officer fees $2,742 and transfer agency per account fees $440, which are offset against an expense reimbursement currently in effect in the amount of $3,575.

(d) Prior to January1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2010, amounted to $11,346,618 and $18,491,185, respectively.

26

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	120,369	3,917,955	4,038,324	—	—

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended March 31, 2010. These disclosures did not impact the notes to the financial statements.

At March 31, 2010, accumulated net unrealized appreciation on investments was $5,454,672, consisting of $6,032,255 gross unrealized appreciation and $577,583 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians for the various periods ended December 31, 2009, above the Performance Universe medians for the one-, three-, four-, five- and ten-year periods ended December 31, 2009 but below the Performance Universe median for the two-year period ended December 31, 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided byThe Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a combined management (investment advisory and administrative) fee. The fund’s actual management fee and expense ratio for the fiscal year ended September 30, 2009 also reflected a waiver by the Manager. A representative of the Manager informed the Board members that the

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Manager had agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The fund’s contractual management fee was below its Expense Group median. The Board noted that, with the expense waiver, the fund’s actual management fee was below its Expense Group and Expense Universe medians and the fund’s expense ratio was below its Expense Group median and above its Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund

30

complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board was generally satisfied with the fund’s overall relative performance.

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and manage- ment fee information, costs of the services provided and profits real- ized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

32

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by B. Randall Watts and P. Hans Von Der Luft, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares produced a total return of 9.20%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 12.07% for the same period.2 Small-cap stocks generally advanced over the reporting period as the global economy continued to recover from a recession and financial crisis.The fund produced lower returns than its benchmark, primarily due to shortfalls in our stock selection strategy in the consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteris-tics,such as strong business and competitive positions,solid cash flows and balance sheets, high-quality management, high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Economic Recovery Drove Stock Prices Higher

The reporting period witnessed the continuation of an economic recovery and stock market rally that began early in 2009. Although unemployment rates have remained stubbornly high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among investors, consumers and businesses.

For much of the reporting period, investors generally continued to search for value-oriented opportunities among lower-quality stocks

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

that had been severely punished during the downturn. This activity typically benefited smaller, more speculative stocks more than their better established, steadily growing counterparts. However, during the first quarter of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to underlying business fundamentals. In our view, this suggests the beginning of a change in their focus toward companies with sustainable revenues and earnings in a normalized operating environment.

Consumer and Financial Stocks Weighed on Relative Results

The fund participated in the small-cap market rally to a significant degree, but its relative performance was dampened by an underweighted position in the consumer discretionary sector, which ranked among the benchmark’s top-performing segments. In addition, our stock selection strategy proved relatively weak in the sector.For example,the stock price of fine watches and jewelry maker Movado Group pre-announced fourth quarter earnings results lower than expected and provided 2011 fiscal year guidance for a loss. Despite strong quarterly earnings and higher guidance, for-profit education providers Career Education and Bridgepoint Education were hurt by regulatory investigations of for-profit accreditation standards and their access to Title IV program funds, a major source of tuition revenue. Finally, independent filmmaker Lions Gate Entertainment encountered heightened volatility in the midst of a low offer for the company that was rejected. During the reporting period, the company reported relatively solid revenue, but profits fell short on higher costs.

Our security selection strategy also produced shortfalls in the financials sector. Real estate investment trusts Hatteras Financial and Starwood Property Trust declined due to concerns regarding future revenue growth. Among insurance companies, Tower Group did not enjoy the increased pricing power we had anticipated in the wake of the recession, prompting us to eliminate the fund’s position.The fund’s results in the consumer staples sector were compromised by weakness in personal products provider Alberto-Culver, which was hurt by generally tepid conditions in the hair care industry.

Positioned for the Next Phase of the Economic Cycle

We remain optimistic regarding the potential for small-cap growth stocks over the remainder of 2010.As the economic recovery progresses,

4

we continue to think that the lower quality, low-priced stocks that performed well off the market lows do not look as cheap as they once were and fundamentals support higher quality companies. Credit spreads falling along with lower volatility has supported momentum. There could be a change as valuations of smaller, lower rated stocks are not nearly as attractive as they once were. We have found a number of opportunities meeting our growth-oriented investment criteria in the health care sector, where the recent passage of reform legislation appears likely to benefit service providers, medical device manufacturers and health care technology companies. We also have maintained overweighted exposure to technology companies that, in our judgment, are poised for greater spending among businesses seeking to boost efficiency and productivity through technology upgrades.

Conversely, we have found relatively fewer opportunities in the consumer discretionary sector, where retailers may continue to suffer from sluggish consumer spending amid relatively high unemployment rates and ongoing deleveraging activity. We also have reduced the fund’s overweighted positions in the financials and energy sectors. In our view, these are prudent strategies as we seek to capture the opportunities and confront the challenges of a rapidly evolving marketplace.

April 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010

Expenses paid per $1,000†	$ 4.90
Ending value (after expenses)	$1,092.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010

Expenses paid per $1,000†	$ 4.73
Ending value (after expenses)	$1,020.24

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2010 (Unaudited)

Common Stocks—98.3%	Shares	Value ($)
Consumer Discretionary—16.0%
99 Cents Only Stores	155,490 [a,b]	2,534,487
Brinker International	160,390	3,092,319
Carter’s	87,750 [b]	2,645,662
Cato, Cl. A	121,420	2,603,245
Chipotle Mexican Grill	13,227 [b]	1,490,286
Citi Trends	45,730 [b]	1,483,481
Columbia Sportswear	25,100 [a]	1,318,503
Gentex	94,320 [a]	1,831,694
Gymboree	50,880 [b]	2,626,934
Hibbett Sports	49,860 [a,b]	1,275,419
Interface, Cl. A	168,130	1,946,945
Jarden	61,750	2,055,657
JOS. A. Bank Clothiers	76,480 [b]	4,179,632
Lions Gate Entertainment	282,980 [a,b]	1,765,795
P.F. Chang’s China Bistro	29,830 [a,b]	1,316,398
Take-Two Interactive Software	90,250 [b]	888,963
THQ	327,940 [b]	2,298,859
Tractor Supply	62,220 [a]	3,611,871
Wolverine World Wide	80,050	2,334,258
		41,300,408
Consumer Staples—1.6%
Alberto-Culver	63,610	1,663,401
Inter Parfums	126,930	1,881,103
Seneca Foods, Cl. A	18,890 [b]	550,077
		4,094,581
Energy—3.9%
Arena Resources	43,420 [a,b]	1,450,228
Dril-Quip	22,030 [b]	1,340,305
Nordic American Tanker Shipping	31,140	942,608
Oil States International	28,420 [b]	1,288,563
Penn Virginia	42,250	1,035,125
Petroleum Development	57,410 [b]	1,330,190
Quicksilver Resources	198,120 [b]	2,787,548
		10,174,567

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—1.6%
iShares Russell 2000 Growth Index Fund	56,545 [a]	4,141,356
Financial—6.8%
Altisource Portfolio Solutions	92,450 [a,b]	2,070,880
Arch Capital Group	26,140 [b]	1,993,175
Hatteras Financial	85,030	2,191,223
Portfolio Recovery Associates	56,150 [a,b]	3,080,951
Prosperity Bancshares	75,130 [a]	3,080,330
Starwood Property Trust	99,560 [a]	1,921,508
Westamerica Bancorporation	54,890 [a]	3,164,409
		17,502,476
Health Care—26.7%
Alexion Pharmaceuticals	43,590 [b]	2,369,988
Allscripts-Misys Healthcare Solutions	107,650 [a,b]	2,105,634
Analogic	53,360	2,280,073
AngioDynamics	75,760 [b]	1,183,371
Bio-Rad Laboratories, Cl. A	20,025 [b]	2,072,988
Bruker	162,010 [b]	2,373,446
Cardiome Pharma	266,860 [b]	1,763,945
Catalyst Health Solutions	47,590 [b]	1,969,274
Centene	70,690 [b]	1,699,388
Chemed	43,310 [a]	2,355,198
Emergency Medical Services, Cl. A	47,648 [b]	2,694,494
ev3	139,560 [b]	2,213,422
Human Genome Sciences	157,660 [b]	4,761,332
InterMune	30,080 [b]	1,340,666
MAP Pharmaceuticals	104,300 [a,b]	1,657,327
Mednax	35,230 [b]	2,050,034
Myriad Genetics	106,750 [b]	2,567,337
Natus Medical	82,710 [b]	1,315,916
Nektar Therapeutics	172,350 [a,b]	2,621,443
Owens & Minor	52,730	2,446,145
PerkinElmer	90,600	2,165,340
PSS World Medical	118,380 [a,b]	2,783,114
RehabCare Group	65,300 [b]	1,780,731
Salix Pharmaceuticals	86,030 [b]	3,204,618
Sirona Dental Systems	79,580 [b]	3,026,427

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
SXC Health Solutions	40,610 [b]	2,732,241
Thermo Fisher Scientific	42,900 [b]	2,206,776
Thoratec	44,790 [a,b]	1,498,226
United Therapeutics	30,040 [a,b]	1,662,113
Volcano	107,393 [a,b]	2,594,615
ZymoGenetics	249,550 [a,b]	1,429,922
		68,925,544
Industrial—11.5%
Columbus McKinnon	81,110 [b]	1,287,216
Crane	57,740	2,049,770
EnerSys	74,060 [b]	1,826,320
EnPro Industries	83,450 [a,b]	2,426,726
Exponent	34,580 [b]	986,222
Heidrick & Struggles International	72,950 [a]	2,044,788
Hub Group, Cl. A	87,700 [b]	2,453,846
Kforce	166,630 [b]	2,534,442
Knight Transportation	173,000 [a]	3,648,570
Landstar System	63,370 [a]	2,660,273
Mueller Industries	81,950	2,195,440
Quanex Building Products	76,730	1,268,347
Teledyne Technologies	53,275 [b]	2,198,659
Werner Enterprises	85,470 [a]	1,980,340
		29,560,959
Materials—2.7%
Haynes International	62,910	2,235,192
Horsehead Holding	118,450 [b]	1,402,448
Schnitzer Steel Industries, Cl. A	38,030	1,997,716
Zep	59,210	1,295,515
		6,930,871
Technology—27.5%
Acxiom	139,770 [b]	2,507,474
Advanced Energy Industries	125,090 [b]	2,071,490
Art Technology Group	344,630 [b]	1,519,818
Atheros Communications	70,530 [a,b]	2,730,216
Blackboard	63,720 [a,b]	2,654,575
CACI International, Cl. A	76,740 [b]	3,748,749

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Coherent	29,430 [a,b]	940,583
CyberSource	171,190 [a,b]	3,019,792
DTS	88,440 [b]	3,010,498
Finisar	120,500 [b]	1,893,055
Gartner	108,730 [b]	2,418,155
Harmonic	412,100 [b]	2,600,351
Mellanox Technologies	103,020 [b]	2,428,181
Mentor Graphics	146,280 [b]	1,173,166
MicroStrategy, Cl. A	14,210 [b]	1,208,845
NCI, Cl. A	25,400 [b]	767,842
NETGEAR	48,790 [b]	1,273,419
NetLogic Microsystems	67,860 [b]	1,997,120
NetScout Systems	169,800 [b]	2,511,342
Pericom Semiconductor	167,020 [b]	1,788,784
PMC-Sierra	156,510 [b]	1,396,069
QLogic	176,210 [b]	3,577,063
Quality Systems	22,130 [a]	1,359,667
Quest Software	140,260 [b]	2,495,225
Skyworks Solutions	123,020 [b]	1,919,112
SMART Modular Technologies	354,430 [b]	2,732,655
SonicWALL	177,200 [b]	1,539,868
SuccessFactors	72,380 [b]	1,378,115
TeleCommunication Systems, Cl. A	262,190 [b]	1,921,853
Triquint Semiconductor	284,800 [b]	1,993,600
Ultratech	69,430 [b]	944,248
Verigy	201,070 [a,b]	2,247,963
Vishay Intertechnology	185,360 [b]	1,896,233
Vocus	72,160 [a,b]	1,230,328
Volterra Semiconductor	81,810 [b]	2,053,431
		70,948,885
Total Common Stocks
(cost $203,758,701)		253,579,647

10

Other Investment—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,317,385)	4,317,385 [c]	4,317,385

Investment of Cash Collateral
for Securities Loaned—13.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $35,587,500)	35,587,500 [c]	35,587,500

Total Investments (cost $243,663,586)	113.8%	293,484,532
Liabilities, Less Cash and Receivables	(13.8%)	(35,616,914)
Net Assets	100.0%	257,867,618

a Security, or portion thereof, on loan.At March 31, 2010, the total market value of the fund’s securities on loan is
$34,475,393 and the total market value of the collateral held by the fund is $35,587,500.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	27.5	Energy	3.9
Health Care	26.7	Materials	2.7
Consumer Discretionary	16.0	Consumer Staples	1.6
Money Market Investments	15.5	Exchange Traded Funds	1.6
Industrial	11.5
Financial	6.8		113.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,475,393)—Note 1(b):
Unaffiliated issuers	203,758,701	253,579,647
Affiliated issuers	39,904,885	39,904,885
Cash		113,408
Receivable for investment securities sold		2,147,909
Receivable for shares of Beneficial Interest subscribed		205,426
Dividends and interest receivable		173,516
Prepaid expenses		13,412
		296,138,203
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		240,427
Liability for securities on loan—Note 1(b)		35,587,500
Payable for investment securities purchased		1,947,688
Payable for shares of Beneficial Interest redeemed		433,429
Accrued expenses		61,541
		38,270,585
Net Assets ($)		257,867,618
Composition of Net Assets ($):
Paid-in capital		270,091,380
Accumulated Investment (loss)—net		(416,110)
Accumulated net realized gain (loss) on investments		(61,628,598)
Accumulated net unrealized appreciation
(depreciation) on investments		49,820,946
Net Assets ($)		257,867,618
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,446,223
Net Asset Value, offering and redemption price per share ($)		47.35

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	839,950
Affiliated issuers	2,890
Income from securities lending—Note 1(b)	26,516
Total Income	869,356
Expenses:
Investment advisory fee—Note 3(a)	1,095,068
Custodian fees—Note 3(b)	64,617
Shareholder servicing costs—Note 3(b)	36,670
Professional fees	35,367
Accounting and administration fees—Note 3(a)	22,500
Registration fees	9,039
Loan commitment fees—Note 2	5,308
Prospectus and shareholders’ reports	4,097
Trustees’ fees and expenses—Note 3(c)	3,519
Interest expense—Note 2	1,526
Miscellaneous	7,758
Total Expenses	1,285,469
Less—reduction in fees due to earnings credits—Note 1(b)	(3)
Net Expenses	1,285,466
Investment (Loss)—Net	(416,110)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,188,567
Net unrealized appreciation (depreciation) on investments	2,005,993
Net Realized and Unrealized Gain (Loss) on Investments	23,194,560
Net Increase in Net Assets Resulting from Operations	22,778,450

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment (loss)—net	(416,110)	(762,541)
Net realized gain (loss) on investments	21,188,567	(60,106,751)
Net unrealized appreciation
(depreciation) on investments	2,005,993	53,910,681
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,778,450	(6,958,611)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	8,134,607	154,067,155
Cost of shares redeemed	(72,608,709)	(80,251,671)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(64,474,102)	73,815,484
Total Increase (Decrease) in Net Assets	(41,695,652)	66,856,873
Net Assets ($):
Beginning of Period	299,563,270	232,706,397
End of Period	257,867,618	299,563,270
Accumulated investment (loss)—net	(416,110)	—
Capital Share Transactions (Shares):
Shares sold	184,647	4,424,502
Shares redeemed	(1,647,381)	(2,179,770)
Net Increase (Decrease) in Shares Outstanding	(1,462,734)	2,244,732

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	43.36	49.89	59.41	49.67	46.30	37.95
Investment Operations:
Investment (loss)—net[b]	(.07)	(.12)	(.11)	(.11)	(.14)	(.20)
Net realized and unrealized
gain (loss) on investments	4.06	(6.41)	(9.41)[c]	9.85[c]	3.51	8.55
Total from Investment Operations	3.99	(6.53)	(9.52)	9.74	3.37	8.35
Net asset value, end of period	47.35	43.36	49.89	59.41	49.67	46.30
Total Return (%)	9.20[d]	(13.14)	(16.02)	19.61	7.28	22.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[e]	1.00	1.01	1.09[f]	1.38[f]	1.41[f]
Ratio of net expenses
to average net assets	.94[e,g]	1.00	1.01	1.09[f]	1.10[f]	1.17[f]
Ratio of net investment (loss)
to average net assets	(.30)[e]	(.34)	(.20)	(.20)	(.30)	(.48)
Portfolio Turnover Rate	92.67[d]	271	207	175[h]	166[h]	135[h]
Net Assets, end of period
($ x 1,000)	257,868 299,563		232,706	186,991	42,103	36,323

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.01 for the year ended September 30, 2007.
d	Not annualized.
e	Annualized.
f	Include the fund’s share of the TBC Small Cap Growth Portfolio’s (the “Portfolio”) allocated expenses.
g	Expense waivers and/or reimbursements amounted to less than .01%.
h	On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007.The amounts shown for 2005-2006 are the turnover rates for the Portfolio.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price

16

that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	245,426,383	—	—	245,426,383
Equity Securities—
Foreign†	4,011,908	—	—	4,011,908
Mutual Funds/
Exchange
Traded Funds	44,046,241	—	—	44,046,241

† See Statement of Investments for industry classification.

18

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2010, The Bank of New York Mellon earned $8,839 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

20

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $32,142,902 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $939,793 of the carryover expires in fiscal 2011 and $31,203,109 expires in fiscal 2017.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2010 was approximately $218,700, with a related weighted average annualized interest rate of 1.40%.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate .80% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 during the period ended March 31, 2010 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $5,595 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $1,674 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits which amounted to $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $64,617 pursuant to the custody agreement.

22

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $176,146, custodian fees $58,800, chief compliance officer fees $2,742 and transfer agency per account fees $2,739.

(c) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2010, amounted to $245,305,289 and $307,264,552, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($) 3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	9,652,872	74,342,852	79,678,339 4,317,385	1.7
Dreyfus
Institutional
Cash
Advantage
Fund	46,771,888	128,340,274	139,524,662 35,587,500	13.8
Total	56,424,760	202,683,126	219,203,001 39,904,885	15.5

24

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended March 31, 2010. These disclosures did not impact the notes to the financial statements.

At March 31, 2010, accumulated net unrealized appreciation on investments was $49,820,946, consisting of $51,815,724 gross unrealized appreciation and $1,994,778 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 25

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund,as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

26

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional small-cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-, two-, three-, and ten-year periods ended December 31, 2009, above the Performance Group median and below the Performance Universe median for the four-year period ended December 31, 2009 and above the Performance Group and Performance Universe medians for the five-year period ended December 31, 2009. As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009, noting that high beta stocks outperformed during 2009 and high quality stocks had been out of favor during 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided byThe Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

advisory fees to those peers that include administrative fees within a combined management (investment advisory and administrative) fee. Noting that the fund’s expense ratio had not been affected for the most recent fiscal year, a representative of the Manager informed the Board members that the Manager was currently limiting the fund’s total expense ratio to 1.10% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time.The Board noted that the fund’s contractual management fee was below the Expense Group median, the actual management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also

28

been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, noting that the fund had been generally closed to new investors since July 2007.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  Although it was generally satisfied with the fund’s overall relative performance, the Board was somewhat concerned with the fund’s more recent relative performance and determined to closely moni- tor performance.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

30

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund’s Class I shares produced a total return of 9.29%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 12.07% for the same period.2 Small-cap stocks generally advanced over the reporting period as the global economy continued to recover from a recession and financial crisis.The fund produced lower returns than its benchmark, primarily due to shortfalls in our stock selection strategy in the consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Russell 2000 Growth Index.When choosing stocks, we seek to identify small-cap companies which are experiencing or are expected to experience rapid growth. We use tax-sensitive strategies in seeking to reduce the impact of federal and state income taxes on the fund’s after-tax returns, including minimizing sales of securities that result in capital gains and selling underperforming securities to realize capital losses that can be offset against realized capital gains.

Economic Recovery Drove Stock Prices Higher

The reporting period witnessed the continuation of an economic recovery and stock market rally that began early in 2009. Although unemployment rates have remained stubbornly high, improved

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among investors, consumers and businesses.

For much of the reporting period, investors generally continued to search for value-oriented opportunities among lower-quality stocks that had been severely punished during the downturn. This activity typically benefited smaller, more speculative stocks more than their better established, steadily growing counterparts. However, during the first quarter of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to underlying business fundamentals. In our view, this suggests the beginning of a change in their focus toward companies with sustainable revenues and earnings in a normalized operating environment.

Consumer and Financial Stocks Weighed on Relative Results

The fund participated in the small-cap market rally to a significant degree, but its relative performance was dampened by an underweighted position in the consumer discretionary sector, which ranked among the benchmark’s top-performing segments. In addition, our stock selection strategy proved relatively weak in the sector.For example,the stock price of fine watches and jewelry maker Movado Group pre-announced fourth quarter earnings results lower than expected and provided 2011 fiscal year guidance for a loss. Despite strong quarterly earnings and higher guidance, for-profit education providers Career Education and Bridgepoint Education were hurt by regulatory investigations of for-profit accreditation standards and their access to Title IV program funds, a major source of tuition revenue. Finally, independent filmmaker Lions Gate Entertainment encountered heightened volatility in the midst of a low offer for the company that was rejected. During the reporting period, the company reported relatively solid revenue, but profits fell short on higher costs.

Our security selection strategy also produced shortfalls in the financials sector. Real estate investment trusts Hatteras Financial and Starwood Property Trust declined due to concerns regarding future revenue growth. Among insurance companies, Tower Group did not enjoy the increased pricing power we had anticipated in the wake of the recession, prompting us to eliminate the fund’s position.The fund’s results in the consumer staples sector were compromised by weakness in personal products provider Alberto-Culver, which was hurt by generally tepid conditions in the hair care industry.

4

Positioned for the Next Phase of the Economic Cycle

We remain optimistic regarding the potential for small-cap growth stocks over the remainder of 2010. As the economic recovery progresses, we continue to think that the lower quality, low-priced stocks that performed well off the market lows do not look as cheap as they once were and fundamentals support higher quality companies. Credit spreads falling along with lower volatility has supported momentum.There could be a change as smaller, lower quality stocks are not nearly as attractive as they once were.We have found a number of opportunities meeting our growth-oriented investment criteria in the health care sector, where the recent passage of reform legislation appears likely to benefit service providers, medical device manufacturers and health care technology companies.We also have maintained overweighted exposure to technology companies that, in our judgment, are poised for greater spending among businesses seeking to boost efficiency and productivity through technology upgrades.

Conversely, we have found relatively fewer opportunities in the consumer discretionary sector, where retailers may continue to suffer from sluggish consumer spending amid relatively high unemployment rates and ongoing deleveraging activity. We also have reduced the fund’s overweighted positions in the financials and energy sectors. In our view, these are prudent strategies as we seek to capture the opportunities and confront the challenges of a rapidly evolving marketplace.

April 15, 2010

Please note, the position is any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower.This waiver is voluntary and may be terminated or changed at any time.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010

Expenses paid per $1,000†	$ 5.27
Ending value (after expenses)	$1,092.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010

Expenses paid per $1,000†	$ 5.09
Ending value (after expenses)	$1,019.90

† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2010 (Unaudited)

Common Stocks—98.4%	Shares	Value ($)
Consumer Discretionary—15.9%
99 Cents Only Stores	119,610 [a,b]	1,949,643
Brinker International	124,320	2,396,890
Carter’s	67,790 [b]	2,043,868
Cato, Cl. A	94,090	2,017,290
Chipotle Mexican Grill	10,322 [b]	1,162,980
Citi Trends	35,590 [b]	1,154,540
Columbia Sportswear	19,450 [a]	1,021,708
Gentex	73,850	1,434,167
Gymboree	39,430 [b]	2,035,771
Hibbett Sports	38,840 [a,b]	993,527
Interface, Cl. A	130,550	1,511,769
Jarden	47,890 [a]	1,594,258
JOS. A. Bank Clothiers	58,740 [b]	3,210,141
Lions Gate Entertainment	219,742 [a,b]	1,371,190
P.F. Chang’s China Bistro	23,220 [a,b]	1,024,699
Take-Two Interactive Software	69,630 [a,b]	685,856
THQ	254,110 [b]	1,781,311
Tractor Supply	48,040 [a]	2,788,722
Wolverine World Wide	62,430	1,820,459
		31,998,789
Consumer Staples—1.6%
Alberto-Culver	50,333	1,316,208
Inter Parfums	98,360	1,457,695
Seneca Foods, Cl. A	15,010 [b]	437,091
		3,210,994
Energy—3.9%
Arena Resources	33,640 [b]	1,123,576
Dril-Quip	17,020 [b]	1,035,497
Nordic American Tanker Shipping	24,270	734,653
Oil States International	22,080 [b]	1,001,107
Penn Virginia	32,910	806,295
Petroleum Development	44,100 [b]	1,021,797
Quicksilver Resources	153,030 [b]	2,153,132
		7,876,057

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—1.8%
iShares Russell 2000 Growth Index Fund	49,500 [a]	3,625,380
Financial—6.9%
Altisource Portfolio Solutions	74,950 [b]	1,678,880
Arch Capital Group	20,260 [b]	1,544,825
Hatteras Financial	68,830	1,773,749
Portfolio Recovery Associates	43,550 [a,b]	2,389,588
Prosperity Bancshares	59,280 [a]	2,430,480
Starwood Property Trust	76,910	1,484,363
Westamerica Bancorporation	43,310 [a]	2,496,822
		13,798,707
Health Care—26.6%
Alexion Pharmaceuticals	33,620 [b]	1,827,919
Allscripts-Misys Healthcare Solutions	83,090 [a,b]	1,625,240
Analogic	40,910	1,748,084
AngioDynamics	58,860 [b]	919,393
Bio-Rad Laboratories, Cl. A	14,985 [b]	1,551,247
Bruker	125,540 [b]	1,839,161
Cardiome Pharma	206,320 [b]	1,363,775
Catalyst Health Solutions	36,720 [b]	1,519,474
Centene	54,440 [b]	1,308,738
Chemed	33,780	1,836,956
Emergency Medical Services, Cl. A	36,768 [b]	2,079,230
ev3	108,110 [b]	1,714,625
Human Genome Sciences	123,200 [b]	3,720,640
InterMune	23,280 [b]	1,037,590
MAP Pharmaceuticals	80,820 [a,b]	1,284,230
Mednax	26,940 [b]	1,567,639
Myriad Genetics	82,890 [b]	1,993,504
Natus Medical	64,170 [b]	1,020,945
Nektar Therapeutics	133,550 [a,b]	2,031,295
Owens & Minor	42,730	1,982,245
PerkinElmer	69,620	1,663,918
PSS World Medical	91,350 [a,b]	2,147,638
RehabCare Group	50,770 [b]	1,384,498
Salix Pharmaceuticals	66,570 [b]	2,479,733
Sirona Dental Systems	61,120 [b]	2,324,394

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
SXC Health Solutions	31,610 [b]	2,126,721
Thermo Fisher Scientific	32,770 [b]	1,685,689
Thoratec	35,410 [a,b]	1,184,465
United Therapeutics	23,330 [a,b]	1,290,849
Volcano	83,550 [b]	2,018,568
ZymoGenetics	195,240 [b]	1,118,725
		53,397,128
Industrial—11.4%
Columbus McKinnon	62,480 [b]	991,558
Crane	45,070	1,599,985
EnerSys	56,350 [b]	1,389,591
EnPro Industries	65,130 [a,b]	1,893,980
Exponent	26,600 [b]	758,632
Heidrick & Struggles International	53,290 [a]	1,493,719
Hub Group, Cl. A	67,950 [b]	1,901,241
Kforce	135,100 [b]	2,054,871
Knight Transportation	132,890	2,802,650
Landstar System	51,430	2,159,031
Mueller Industries	63,300	1,695,807
Quanex Building Products	59,170	978,080
Teledyne Technologies	41,418 [b]	1,709,321
Werner Enterprises	66,220	1,534,317
		22,962,783
Materials—2.7%
Haynes International	48,300	1,716,099
Horsehead Holding	91,970 [b]	1,088,925
Schnitzer Steel Industries, Cl. A	29,540	1,551,736
Zep	47,000	1,028,360
		5,385,120
Technology—27.6%
Acxiom	104,650 [b]	1,877,421
Advanced Energy Industries	98,670 [b]	1,633,975
Art Technology Group	267,130 [b]	1,178,043
Atheros Communications	55,530 [a,b]	2,149,566
Blackboard	49,370 [a,b]	2,056,754
CACI International, Cl. A	60,544 [a,b]	2,957,574

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Coherent	23,080 [b]	737,637
CyberSource	132,150 [a,b]	2,331,126
DTS	68,320 [b]	2,325,613
Finisar	93,650 [b]	1,471,241
Gartner	88,010 [b]	1,957,342
Harmonic	316,530 [b]	1,997,304
Mellanox Technologies	80,037 [b]	1,886,472
Mentor Graphics	113,000 [b]	906,260
MicroStrategy, Cl. A	10,970 [b]	933,218
NCI, Cl. A	19,660 [b]	594,322
NETGEAR	37,570 [b]	980,577
NetLogic Microsystems	55,020 [a,b]	1,619,239
NetScout Systems	131,560 [b]	1,945,772
Pericom Semiconductor	126,800 [b]	1,358,028
PMC-Sierra	123,660 [b]	1,103,047
QLogic	135,350 [b]	2,747,605
Quality Systems	17,080 [a]	1,049,395
Quest Software	109,130 [b]	1,941,423
Skyworks Solutions	95,560 [b]	1,490,736
SMART Modular Technologies	287,370 [b]	2,215,623
SonicWALL	137,630 [b]	1,196,005
SuccessFactors	56,500 [b]	1,075,760
TeleCommunication Systems, Cl. A	202,690 [b]	1,485,718
Triquint Semiconductor	220,750 [b]	1,545,250
Ultratech	52,950 [b]	720,120
Verigy	156,750 [a,b]	1,752,465
Vishay Intertechnology	142,440 [b]	1,457,161
Vocus	55,890 [b]	952,925
Volterra Semiconductor	64,630 [b]	1,622,213
		55,252,930
Total Common Stocks
(cost $164,738,367)		197,507,888

10

Other Investment—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,438,659)	3,438,659 [c]	3,438,659

Investment of Cash Collateral
for Securities Loaned—15.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $31,139,500)	31,139,500 [c]	31,139,500

Total Investments (cost $199,316,526)	115.6%	232,086,047
Liabilities, Less Cash and Receivables	(15.6%)	(31,352,405)
Net Assets	100.0%	200,733,642

a Security, or portion thereof, on loan. At March 31, 2010, the total market value of the fund’s securities on loan is
$30,080,445 and the total market value of the collateral held by the fund is $31,139,500.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	27.6	Energy	3.9
Health Care	26.6	Materials	2.7
Money Market Investments	17.2	Exchange Traded Funds	1.8
Consumer Discretionary	15.9	Consumer Staples	1.6
Industrial	11.4
Financial	6.9		115.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $30,080,445)—Note 1(b):
Unaffiliated issuers	164,738,367	197,507,888
Affiliated issuers	34,578,159	34,578,159
Cash		29,490
Receivable for investment securities sold		1,545,824
Dividends and interest receivable		138,316
Receivable for shares of Beneficial Interest subscribed		15,945
Prepaid expenses		17,015
		233,832,637
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		210,073
Liability for securities on loan—Note 1(b)		31,139,500
Payable for investment securities purchased		1,458,966
Payable for shares of Beneficial Interest redeemed		210,235
Accrued expenses		80,221
		33,098,995
Net Assets ($)		200,733,642
Composition of Net Assets ($):
Paid-in capital		246,427,534
Accumulated investment (loss)—net		(351,679)
Accumulated net realized gain (loss) on investments		(78,111,734)
Accumulated net unrealized appreciation
(depreciation) on investments		32,769,521
Net Assets ($)		200,733,642
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		6,322,766
Net Asset Value, offering and redemption price per share ($)		31.75

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	616,760
Affiliated issuers	2,182
Income from securities lending—Note 1(b)	20,325
Total Income	639,267
Expenses:
Investment advisory fee—Note 3(a)	786,103
Custodian fees—Note 3(b)	59,505
Shareholder servicing costs—Note 3(b)	57,890
Professional fees	30,142
Accounting and administration fees—Note 3(a)	22,500
Prospectus and shareholders’ reports	11,355
Registration fees	9,798
Trustees’ fees and expenses—Note 3(c)	4,152
Loan commitment fees—Note 2	2,327
Miscellaneous	7,174
Total Expenses	990,946
Investment (Loss)—Net	(351,679)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,391,188
Net unrealized appreciation (depreciation) on investments	(3,587,759)
Net Realized and Unrealized Gain (Loss) on Investments	17,803,429
Net Increase in Net Assets Resulting from Operations	17,451,750

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment (loss)—net	(351,679)	(805,574)
Net realized gain (loss) on investments	21,391,188	(75,416,037)
Net unrealized appreciation
(depreciation) on investments	(3,587,759)	31,483,918
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,451,750	(44,737,693)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	10,111,483	76,973,547
Cost of shares redeemed	(30,634,644)	(131,676,622)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(20,523,161)	(54,703,075)
Total Increase (Decrease) in Net Assets	(3,071,411)	(99,440,768)
Net Assets ($):
Beginning of Period	203,805,053	303,245,821
End of Period	200,733,642	203,805,053
Accumulated investment (loss)—net	(351,679)	—
Capital Share Transactions (Shares):
Shares sold	344,274	3,295,500
Shares redeemed	(1,036,134)	(5,308,402)
Net Increase (Decrease) in Shares Outstanding	(691,860)	(2,012,902)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	29.05	33.59	43.15	42.27	42.35	34.71
Investment Operations:
Investment (loss)—net[b]	(.05)	(.09)	(.07)	(.07)	(.08)	(.10)
Net realized and unrealized
gain (loss) on investments	2.75	(4.45)	(6.42)[c]	8.07[c]	3.08	7.74
Total from Investment Operations	2.70	(4.54)	(6.49)	8.00	3.00	7.64
Distributions:
Dividends from net realized
gain on investments	—	—	(3.07)	(7.12)	(3.08)	—
Net asset value, end of period	31.75	29.05	33.59	43.15	42.27	42.35
Total Return (%)	9.29[d]	(13.54)	(15.99)	20.79	7.49	22.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01[e]	1.05	.95	.96	.99	.99
Ratio of net expenses
to average net assets	1.01[e]	1.05[f]	.95	.96	.99	.99
Ratio of net investment (loss)
to average net assets	(.36)[e]	(.38)	(.19)	(.17)	(.18)	(.26)
Portfolio Turnover Rate	88.29[d]	265.74	209	170	169	137
Net Assets, end of period
($ x 1,000)	200,734	203,805	303,246	316,479	160,552	160,035

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.04 for the year ended September 30, 2007.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/ The Boston Company Small Cap Tax-Sensitive Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve a maximize after-tax total return, consisting of long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or

16

the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	190,766,268	—	—	190,766,268
Equity Securities—
Foreign†	3,116,240	—	—	3,116,240
Mutual Funds/
Exchange
Traded Funds	38,203,539	—	—	38,203,539

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1

18

and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2010, The Bank of New York Mellon earned $6,775 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

20

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $34,288,195 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on March 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund paysThe Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 during the period

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ended March 31, 2010 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $2,312 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $374 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $59,505 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $136,742, custodian fees $62,415, chief compliance officer fees $2,742 and transfer agency per account fees $8,174.

(c) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and

22

separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.TheTrust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2010, amounted to $168,605,656 and $189,194,222, respectively.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	5,817,937	42,032,450	44,411,728	3,438,659	1.7
Dreyfus
Institutional
Cash
Advantage
Fund	30,401,130	102,918,925	102,180,555	31,139,500	15.5
Total	36,219,067	144,951,375	146,592,283	34,578,159	17.2

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended March 31, 2010. These disclosures did not impact the notes to the financial statements.

At March 31, 2010, accumulated net unrealized appreciation on investments was $32,769,521, consisting of $33,966,621 gross unrealized appreciation and $1,197,100 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

24

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail and institutional small-cap growth and small-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for the one-, two-, three-, four-, five-year periods ended December 31, 2009 and above the Performance Group median for the ten-year period ended December 31, 2009.The Board members noted that the fund’s total return performance was below the Performance Universe medians for the one-, two-, three-and ten-year periods ended December 31, 2009 and above the Performance Universe medians for the four- and five-year periods ended December 31, 2009. As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009, noting that high beta stocks had outperformed during 2009 and high quality stock had been out of favor during 2009.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare

26

the fund’s advisory fees to those peers that include administrative fees within a combine management (investment advisory and administrative) fee. Noting that the fund’s expense ratio had not been affected for the most recent fiscal year, a representative of the Manager informed the Board members that the Manager was currently limiting the fund’s total expense ratio to 1.10% of the fund’s average daily net assets and that such limitation was voluntary and could be terminated at any time.The Board noted that the fund’s contractual and actual management fees were equal to the respective Expense Group medians, the fund’s actual management fee was above the Expense Universe median and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). It was noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which,

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability in light of the relevant circumstances for the fund, noting that the fund had generally been closed to new investors since July 2007 and also noted the decrease to the fund’s recent asset levels. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was concerned with the fund’s overall total return rela- tive performance and determined to closely monitor performance.

28

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative per- formance, expense and management fee information, costs of the services provided and profits realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 29

For More Information

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: SDCEX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

6938SA0310

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Financial Futures
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/The Boston
Company Small Cap
Value Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year.As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1,2009,through March 31,2010,as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/The Boston Company Small Cap Value Fund’s Class I shares produced a total return of 14.30%.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 14.01% for the same period.2 Stocks generally advanced over the reporting period as the global economy continued to recover from a recession and financial crisis. Value-oriented small-cap stocks generally outperformed their more growth-oriented counterparts. The fund produced slightly higher returns than its benchmark, primarily due to positive impacts in the consumer discretionary, healthcare, energy and utilities sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Economic Recovery Drove Stock Prices Higher

The reporting period witnessed the continuation of an economic recovery and stock market rally that began early in 2009. Although unemployment rates have remained stubbornly high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among investors, consumers and businesses.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

For much of the reporting period, investors continued to search for opportunities among lower-quality stocks that had been severely punished during the downturn.This activity typically benefited smaller, more speculative stocks—including companies selling at deep discounts to their historical valuations—over their better established counterparts. However, during the first quarter of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to underlying business fundamentals. In our view, this suggests the beginning of a change in their focus away from bargain hunting and toward attractively valued companies with sustainable earnings.

Security Selection Strategy Produced Mixed Results

Small-cap stocks generally produced higher returns than their large-cap counterparts during the reporting period, and the fund participated in many of their gains. However, the fund’s relative performance was undermined by disappointments in the traditionally defensive consumer staples sector, where an overweighted position hurt in this weak performing group. Driving the weakness from a stock selection standpoint were food retailers BJ’s Wholesale Club, Winn-Dixie Stores, and Casey’s General Stores, which were impacted by increasing competition, rising costs, and a cost-conscious consumer.

In the technology sector, semiconductor manufacturer FormFactor fell as the company guided the fourth quarter lower and reduced 2010 expectations. Our earnings visibility into the forward quarters of this company is less clear as manufacturing lead time has shortened. Makers of automated teller machines Diebold and NCR Corp. also were hurt by sluggish sales to the banking industry.

The laggards, mentioned above, were offset to a significant degree by better results in other areas. Many of the fund’s holdings in the consumer discretionary sector surged ahead as many companies benefited from soft comparatives and improving results. Specialty retail drove the segment, with investments in Williams-Sonoma, Foot Locker, OfficeMax, and Children’s Place Retail Stores each rising sharply during the period on stronger results and improving guidance. In the textile/apparel group, investments in Skechers USA and Timberland Co. enjoyed meaningful gains as both companies handily beat earnings expectations.Also driving the portfolio higher were investments in the healthcare sector. The providers & services segment was the biggest relative contributor, led by an investment in AMERIGROUP Corp., which rose as their improved fourth quarter earnings were due to lower than expected medical costs

4

and the benefit of premium rate increases. Also rising were Odyssey HealthCare, Magellan Health Services, and LifePoint Hospitals. Each these companies reported better than expected fourth quarter earnings and indicated better visibility into 2010 earnings.

Positioned for the Next Phase of the Economic Cycle

We remain optimistic regarding the potential for small-cap value stocks over the remainder of 2010. As the economic recovery progresses, we believe that investors increasingly will favor companies with sound business fundamentals, favorable prospects and attractive valuations.We have found what we believe are a number of opportunities meeting our investment criteria in the consumer discretionary, technology, health care and energy sectors.Within the consumer discretionary sector, the most compelling opportunities appear to remain in the specialty retail segment as results continue to improve despite the questionable stability of consumers’ willingness to spend.We have found potential opportunities in healthcare that are largely focused in the providers services segment, as well as equipment & suppliers. Conversely, we have found relatively few opportunities in the utilities sector, where tradi tionally defensive stocks that held up well during the downturn appear to have fallen out of favor with investors. In our view, these are prudent strategies as we seek to capture the opportunities and confront the challenges of a rapidly evolving marketplace.

April 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable, and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower.This waiver is voluntary and may be terminated or changed at any time.

2

SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010

Expenses paid per $1,000†	$4.92
Ending value (after expenses)	$1,143.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010

Expenses paid per $1,000†	$4.63
Ending value (after expenses)	$1,020.34

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class I shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2010 (Unaudited)

Common Stocks—98.4%	Shares	Value ($)
Consumer Discretionary—16.3%
Bebe Stores	427,140	3,801,546
Belo, Cl. A	337,460 [a]	2,301,477
Brown Shoe	133,880	2,072,462
Callaway Golf	427,670 [b]	3,772,049
Cavco Industries	38,752 [a]	1,322,993
Children’s Place Retail Stores	76,730 [a]	3,418,322
Drew Industries	101,790 [a]	2,241,416
Ethan Allen Interiors	230,110 [b]	4,747,169
Foot Locker	308,750	4,643,600
Furniture Brands International	117,540 [a]	755,782
Gymboree	76,350 [a,b]	3,941,950
JOS. A. Bank Clothiers	66,360 [a]	3,626,574
MDC Holdings	115,890	4,010,953
Meredith	153,450 [b]	5,280,214
OfficeMax	414,614 [a]	6,807,962
Ryland Group	257,660 [b]	5,781,890
Saks	581,400 [a,b]	5,000,040
Sonic Automotive, Cl. A	211,480 [a,b]	2,326,280
Thor Industries	89,780	2,712,254
Timberland, Cl. A	148,030 [a]	3,158,960
Tractor Supply	43,103 [b]	2,502,129
Williams-Sonoma	290,462 [b]	7,636,246
Wolverine World Wide	72,060	2,101,270
		83,963,538
Consumer Staples—4.2%
BJ’s Wholesale Club	160,730 [a]	5,945,403
Casey’s General Stores	130,924	4,111,014
Flowers Foods	136,400 [b]	3,374,536
Hain Celestial Group	121,290 [a,b]	2,104,381
Lance	45,020	1,041,313
Spartan Stores	144,130	2,078,355
Winn-Dixie Stores	252,720 [a,b]	3,156,473
		21,811,475
Energy—7.1%
Arena Resources	184,370 [a]	6,157,958
Comstock Resources	83,780 [a]	2,664,204

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Dril-Quip	86,333 [a]	5,252,500
Frontier Oil	223,040	3,011,040
Matrix Service	159,710 [a]	1,718,480
Penn Virginia	134,740	3,301,130
St. Mary Land & Exploration	112,780	3,925,872
Tesco	158,970 [a]	1,855,180
Tidewater	54,420	2,572,433
Unit	138,360 [a]	5,849,861
		36,308,658
Financial—28.6%
Aspen Insurance Holdings	135,420	3,905,513
Associated Banc-Corp	259,510	3,581,238
Assured Guaranty	103,970	2,284,221
BioMed Realty Trust	234,760 [c]	3,882,930
Brandywine Realty Trust	154,380 [c]	1,884,980
CBL & Associates Properties	330,870 [b,c]	4,532,919
Citizens Republic Bancorp	2,506,090 [a,b]	2,957,186
City National	185,887 [b]	10,032,321
Cogdell Spencer	165,110	1,221,814
Cohen & Steers	6,842 [b]	170,776
CVB Financial	385,090 [b]	3,823,944
DiamondRock Hospitality	312,251 [a]	3,156,858
E*TRADE FINANCIAL	2,331,200 [a]	3,846,480
Entertainment Properties Trust	46,670 [c]	1,919,537
Essex Property Trust	41,620 [b,c]	3,743,719
First American	303,830	10,281,607
First Horizon National	372,086 [a,b]	5,227,811
FirstMerit	229,595	4,952,364
Glacier Bancorp	158,410	2,412,584
Hanover Insurance Group	103,630	4,519,304
Investment Technology Group	175,401 [a]	2,927,443
Kilroy Realty	81,290 [b,c]	2,506,984
LaSalle Hotel Properties	204,910 [c]	4,774,403
Lexington Realty Trust	487,370 [b,c]	3,172,779
Mack-Cali Realty	95,310 [c]	3,359,677
MGIC Investment	104,150 [a]	1,142,525
National Health Investors	54,670 [c]	2,119,009

8

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
National Penn Bancshares	188,980 [b]	1,303,962
NewAlliance Bancshares	329,967	4,164,184
Old National Bancorp	315,530 [b]	3,770,584
Omega Healthcare Investors	183,950 [b,c]	3,585,186
PacWest Bancorp	108,310 [b]	2,471,634
Piper Jaffray	104,570 [a]	4,214,171
Protective Life	116,260	2,556,557
Provident Financial Services	239,230	2,846,837
Raymond James Financial	37,830	1,011,574
Southwest Bancorp	121,777	1,007,096
SVB Financial Group	78,770 [a]	3,675,408
TradeStation Group	287,030 [a]	2,012,080
Urstadt Biddle Properties, Cl. A	58,670 [c]	927,573
Viad	97,530	2,004,242
W.P. Carey & Co.	42,970 [b]	1,262,459
Washington Federal	278,601	5,661,172
Washington Trust Bancorp	39,740 [b]	740,754
Whitney Holding	239,310	3,300,085
Wilmington Trust	117,759	1,951,267
		146,807,751
Health Care—10.2%
Air Methods	105,920 [a,b]	3,601,280
Amerigroup	191,880 [a]	6,378,091
Analogic	64,610	2,760,785
Assisted Living Concepts, Cl. A	48,410 [a,b]	1,589,784
Endo Pharmaceuticals Holdings	119,530 [a]	2,831,666
Haemonetics	53,570 [a]	3,061,525
Kensey Nash	93,244 [a]	2,199,626
LifePoint Hospitals	105,640 [a,b]	3,885,439
Magellan Health Services	46,400 [a]	2,017,472
Mednax	83,633 [a]	4,866,604
Odyssey HealthCare	210,480 [a]	3,811,793
RehabCare Group	238,820 [a]	6,512,621
STERIS	189,470 [b]	6,377,560
Sun Healthcare Group	292,300 [a]	2,788,542
		52,682,788

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—12.3%
Astec Industries	131,960 [a,b]	3,821,562
Atlas Air Worldwide Holdings	49,590 [a]	2,630,749
Clean Harbors	75,710 [a,b]	4,206,448
Comfort Systems USA	91,600	1,144,084
CRA International	30,750 [a,b]	704,790
FTI Consulting	130,500 [a,b]	5,131,260
Granite Construction	119,644 [b]	3,615,642
Heidrick & Struggles International	54,050 [b]	1,515,021
Hexcel	172,110 [a]	2,485,268
McGrath Rentcorp	84,280	2,042,104
Mueller Industries	76,890	2,059,883
Pike Electric	221,340 [a]	2,062,889
Simpson Manufacturing	83,820	2,326,843
Snap-On	81,510	3,532,643
Spirit Aerosystems Holdings, Cl. A	255,760 [a]	5,979,669
Steelcase, Cl. A	333,730 [b]	2,159,233
Sterling Construction	81,360 [a]	1,278,979
Team	124,470 [a]	2,064,957
Thomas & Betts	74,520 [a]	2,924,165
Triumph Group	64,990	4,555,149
US Ecology	127,580	2,054,038
Waste Connections	150,789 [a]	5,120,794
		63,416,170
Materials—6.0%
Carpenter Technology	122,470	4,482,402
Coeur d’Alene Mines	154,320 [a,b]	2,311,714
Domtar	39,300 [a]	2,531,313
Louisiana-Pacific	574,180 [a,b]	5,196,329
Packaging Corp. of America	195,480 [b]	4,810,763
RTI International Metals	152,730 [a]	4,632,301
Temple-Inland	260,680	5,325,692
Wausau Paper	172,420 [a]	1,472,467
		30,762,981
Technology—12.2%
Arris Group	291,980 [a]	3,506,680

10

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Aspen Technology	240,652 [a]	2,466,683
Aviat Networks	150,530 [a]	998,014
Avid Technology	169,940 [a,b]	2,341,773
Cadence Design Systems	551,060 [a]	3,670,060
Cymer	94,460 [a]	3,523,358
DealerTrack Holdings	205,365 [a,b]	3,507,634
Diebold	161,730 [b]	5,136,545
Electronics for Imaging	177,931 [a]	2,069,338
Entropic Communications	201,940 [a]	1,025,855
FormFactor	194,680 [a,b]	3,457,517
Harmonic	447,237 [a]	2,822,065
MKS Instruments	178,240 [a]	3,491,722
MTS Systems	51,570	1,497,077
NetScout Systems	177,570 [a]	2,626,260
Neutral Tandem	183,060 [a,b]	2,925,299
SonicWALL	171,300 [a]	1,488,597
Sonus Networks	1,032,367 [a]	2,694,478
Tekelec	125,400 [a]	2,277,264
Teradyne	362,500 [a,b]	4,049,125
Triquint Semiconductor	374,200 [a]	2,619,400
Websense	204,850 [a,b]	4,664,435
		62,859,179
Utilities—1.5%
El Paso Electric	194,800 [a]	4,012,880
Portland General Electric	186,250	3,596,488
		7,609,368
Total Common Stocks
(cost $436,629,140)		506,221,908

Other Investment—1.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,529,421)	5,529,421 [d]	5,529,421

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—17.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $87,271,330)	87,271,330 [d]	87,271,330

Total Investments (cost $529,429,891)	116.5%	599,022,659
Liabilities, Less Cash and Receivables	(16.5%)	(84,896,295)
Net Assets	100.0%	514,126,364

a	Non-income producing security.
b

Security, or portion thereof, on loan. At March 31, 2010, the total market value of the fund’s securities on loan is $84,195,674 and the total market value of the collateral held by the fund is $87,271,330.

c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	28.6	Energy	7.1
Money Market Investments	18.1	Materials	6.0
Consumer Discretionary	16.3	Consumer Staples	4.2
Industrial	12.3	Utilities	1.5
Technology	12.2
Health Care	10.2		116.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF FINANCIAL FUTURES

March 31, 2010 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 3/31/2010 ($)

Russell 2000 Mini Index	40	2,708,400	June 2010	10,104

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $84,195,674)—Note 1(b):
Unaffiliated issuers	436,629,140	506,221,908
Affiliated issuers	92,800,751	92,800,751
Cash		2,434,597
Due to Broker		160,000
Receivable for investment securities sold		15,472,545
Dividends and interest receivable		636,133
Receivable for shares of Beneficial Interest subscribed		126,661
Prepaid expenses		16,105
		617,868,700
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		411,189
Liability for securities on loan—Note 1(b)		87,271,330
Payable for investment securities purchased		15,648,896
Payable for shares of Beneficial Interest redeemed		260,032
Payable for futures variation margin—Note 4		20,800
Accrued expenses		130,089
		103,742,336
Net Assets ($)		514,126,364
Composition of Net Assets ($):
Paid-in capital		555,664,601
Accumulated undistributed investment income—net		617,179
Accumulated net realized gain (loss) on investments		(111,758,288)
Accumulated net unrealized appreciation (depreciation)
on investments (including $10,104 net unrealized
appreciation on financial futures)		69,602,872
Net Assets ($)		514,126,364
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		24,336,861
Net Asset Value, offering and redemption price per share ($)		21.13

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,527,735
Affiliated issuers	3,258
Income from securities lending—Note 1(b)	34,208
Total Income	3,565,201
Expenses:
Investment advisory fee—Note 3(a)	1,861,692
Shareholder servicing costs—Note 3(b)	142,200
Custodian fees—Note 3(b)	62,584
Professional fees	22,757
Accounting and administration fees—Note 3(a)	22,500
Trustees’ fees and expenses—Note 3(c)	11,640
Registration fees	7,913
Loan commitment fees—Note 2	6,751
Prospectus and shareholders’ reports	6,682
Miscellaneous	4,312
Total Expenses	2,149,031
Investment Income—Net	1,416,170
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	29,295,246
Net realized gain (loss) on financial futures	194,358
Net Realized Gain (Loss)	29,489,604
Net unrealized appreciation (depreciation) on investments	32,496,072
Net unrealized appreciation (depreciation) on financial futures	92,939
Net Unrealized Appreciation (Depreciation)	32,589,011
Net Realized and Unrealized Gain (Loss) on Investments	62,078,615
Net Increase in Net Assets Resulting from Operations	63,494,785

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income—net	1,416,170	2,778,316
Net realized gain (loss) on investments	29,489,604	(101,657,755)
Net unrealized appreciation
(depreciation) on investments	32,589,011	65,039,732
Net Increase (Decrease) in Net Assets
Resulting from Operations	63,494,785	(33,839,707)
Dividends to Shareholders from ($):
Investment income—net	(1,329,931)	(2,759,107)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	40,150,460	89,918,544
Dividends reinvested	1,044,363	1,989,473
Cost of shares redeemed	(47,731,942)	(101,183,732)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,537,119)	(9,275,715)
Total Increase (Decrease) in Net Assets	55,627,735	(45,874,529)
Net Assets ($):
Beginning of Period	458,498,629	504,373,158
End of Period	514,126,364	458,498,629
Undistributed investment income—net	617,179	530,940
Capital Share Transactions (Shares):
Shares sold	2,050,842	6,042,574
Shares issued for dividends reinvested	55,141	143,192
Shares redeemed	(2,493,744)	(6,875,106)
Net Increase (Decrease) in Shares Outstanding	(387,761)	(689,340)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	18.54	19.85	25.26	23.70	22.55	21.91
Investment Operations:
Investment income—net[b]	.06	.11	.18	.16	.09	.02
Net realized and unrealized
gain (loss) on investments	2.59	(1.31)	(3.95)	2.48	2.58	4.29
Total from Investment Operations	2.65	(1.20)	(3.77)	2.64	2.67	4.31
Distributions:
Dividends from
investment income—net	(.06)	(.11)	(.19)	(.09)	(.03)	—
Dividends from net realized
gain on investments	—	—	(1.45)	(.99)	(1.49)	(3.67)
Total Distributions	(.06)	(.11)	(1.64)	(1.08)	(1.52)	(3.67)
Net asset value, end of period	21.13	18.54	19.85	25.26	23.70	22.55
Total Return (%)	14.30[c]	(5.83)	(15.38)	11.18	12.42	21.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92[d]	.97	.93	.90[e]	.94[e]	1.05[e]
Ratio of net expenses
to average net assets	.92[d,f]	.97[f]	.93	.90[e]	.94[e]	1.05[e]
Ratio of net investment income
to average net assets	.61[d]	.76	.85	.61	.40	.08
Portfolio Turnover Rate	41.67[c]	82.04	73	67[g]	60[g]	70[g]
Net Assets, end of period
($ x 1,000)	514,126	458,499	504,373	829,957	539,560	189,647

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Includes the fund’s share of the The Boston Company Small Cap Value Portfolio’s (the “Portfolio”) allocated expenses.
f	Expense waivers and/or reimbursements amounted to less than .01%.
g

On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for the year ended September 30, 2007.The amounts shown for 2005-2006 are ratios for the Portfolio.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective seeks long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

18

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	506,221,908	—	—	506,221,908
Mutual Funds	92,800,751	—	—	92,800,751
Other Financial
Instruments††	10,104	—	—	10,104
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

† See Statement of Investments for industry classification.

Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures

20

about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2010, The Bank of New York Mellon earned $11,403 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

22

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $61,534,792 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: ordinary income $2,759,107. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly.The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. During the period ended March 31, 2010, the fund was charged $22,500 for administration and fund accounting services pursuant to the agreement.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $1,970 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $756 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $62,584 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $342,203, custodian fees $57,400, chief compliance officer fees $2,742 and transfer agency per account fees $8,844.

24

(c) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.The

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2010, amounted to $189,639,825 and $196,595,595, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($) 3/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	5,438,649	77,328,739	77,237,967 5,529,421	1.1
Dreyfus
Institutional
Cash
Advantage
Fund	89,959,065	149,187,855	151,875,590 87,271,330	17.0
Total	95,397,714	226,516,594	229,113,557 92,800,751	18.1

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at

26

fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

During the period ended March 31, 2010, the average market value of equity future contracts was $2,662,776, which represented .57% of average net assets.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at March 31, 2010 are set forth in the Statement of Financial Futures.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2010, accumulated net unrealized appreciation on investments was $69,592,768, consisting of $84,448,686 gross unrealized appreciation and $14,855,918 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5 — Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

28

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional small-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five- and ten-year periods ended December 31, 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a combined management (investment advisory and administrative) fee. Noting that the fund’s expense ratio had not been affected for the most recent fiscal year, a representative of the Manager informed the Board members that the Manager was currently limiting the fund’s total expense ratio to 1.25% of the fund’s average daily net assets and that such limitation was voluntary and could be terminated at any time.The Board noted that the fund’s contractual management fee was

30

below the Expense Group median and the fund’s actual management fee was equal to the Expense Group median and above the Expense Universe median. The Board noted that the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, noting that the fund has generally been closed to new investors since August 2006.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative per formance, expense and management fee information, costs of the services provided and profits realized and benefits derived or to be derived by the Manager from its relationship with the fund.

32

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
30	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 10.72%, Class C shares returned 9.96% and Class I shares returned 10.90%.1 In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of 14.87% for the same period.2 Stocks generally advanced over the reporting period as the global economy continued to recover from a recession and financial crisis. The fund produced lower returns than its benchmark, primarily due to weak stock selections in the technology, consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and midcap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Economic Recovery Drove Stock Prices Higher

The reporting period witnessed the continuation of an economic recovery and stock market rally that began early in 2009. Although unemployment rates have remained stubbornly high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among investors, consumers and businesses.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

For much of the reporting period, investors generally continued to search for opportunities among lower-quality stocks that had been severely punished during the downturn.This activity typically benefited smaller, more speculative stocks more than their better established counterparts. However, during the first quarter of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to underlying business fundamentals. In our view, this suggests the beginning of a change in their focus toward companies with sustainable revenues and earnings.

Security Selection Strategy Produced Mixed Results

Small- and midcap stocks generally produced higher returns than their large-cap counterparts during the reporting period, and the fund participated in their gains to a significant degree. However, the fund’s relative performance was undermined by a few disappointments in the technology sector, where a number of semiconductor manufacturers—including PMC-Sierra, MKS Instruments and Verigy—encountered headwinds in the execution of their business plans.Among software developers,Mentor Graphics reduced its earnings guidance despite strong quarterly results, dampening its stock price.

In the consumer discretionary sector, which ranked among the benchmark’s top-performing segments, the fund encountered weakness in for-profit education providers Career Education, Bridgepoint Education and

ITT Educational Services. All three companies were hurt by a regulatory investigation into accreditation standards and potential impacts to Title IV funds, a large souce of student funding, which drove their stocks lower despite rising earnings and higher guidance. Casino equipment companies International Gaming Technologies and WMS Industries lagged due to concerns regarding future demand for their products.

Our security selection strategy also produced shortfalls in the financials sector. Insurance companies such as Tower Group did not enjoy the increased pricing power we had anticipated in the wake of the recession, prompting us to cut back the fund’s positions in the industry.

On a more positive note, the fund scored success in the industrials sector, where staffing agency Robert Half International benefited from greater use of temporary employees in the wake of widespread layoffs during the recession. Agricultural equipment providers also benefited from the economic recovery, with AGCO and Crane seeing greater demand due, in part, to the U.S. government’s economic stimulus

4

programs. In the consumer staples sector, Estee Lauder Companies gained value as the company has executed exceptionally well overseas emphasizing their Estee Lauder and Clinique brands, while re-vamping their domestic sales strategy in the department stores.

Positioned for the Next Phase of the Economic Cycle

We remain optimistic regarding the potential for small- and midcap growth stocks over the remainder of 2010. As the economic recovery progresses, we believe that investors will increasingly favor companies with sound business fundamentals and favorable growth prospects. We have found a number of opportunities meeting our investment criteria in the health care sector, where the recent passage of reform legislation appears likely to benefit service providers, medical device manufacturers and health care technology companies.

Conversely,we have found relatively fewer opportunities in the consumer discretionary sector, where retailers may continue to suffer from sluggish consumer spending amid relatively high unemployment rates and ongoing deleveraging activity. We also have reduced the fund’s overweighted positions in the financials and energy sectors. In our view, these are prudent strategies as we seek to capture the opportunities and confront the challenges of a rapidly evolving marketplace.

April 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the
Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.88	$ 12.72	$ 4.52
Ending value (after expenses)	$1,107.20	$1,099.60	$1,109.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.59	$ 12.19	$ 4.33
Ending value (after expenses)	$1,018.40	$1,012.81	$1,020.64

† Expenses are equal to the fund’s annualized expense ratio of 1.31% for Class A, 2.43% for Class C and .86% for Class I , multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2010 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)
Consumer Discretionary—12.8%
Brinker International	127,990	2,467,647
Carter’s	85,770 [a]	2,585,965
Cato, Cl. A	51,250	1,098,800
Children’s Place Retail Stores	24,230 [a]	1,079,446
Choice Hotels International	61,470 [b]	2,139,771
Columbia Sportswear	19,960	1,048,499
Gentex	103,110	2,002,396
Jarden	46,700	1,554,643
Lions Gate Entertainment	216,218 [a,b]	1,349,200
P.F. Chang’s China Bistro	23,470 [a,b]	1,035,731
Panera Bread, Cl. A	15,650 [a]	1,197,069
PetSmart	56,100	1,792,956
Williams-Sonoma	172,790 [b]	4,542,649
WMS Industries	29,790 [a]	1,249,393
Wolverine World Wide	52,930	1,543,439
		26,687,604
Consumer Staples—3.9%
Alberto-Culver	49,530	1,295,209
Estee Lauder, Cl. A	32,880	2,132,926
Hansen Natural	60,230 [a]	2,612,777
Whole Foods Market	55,610 [a,b]	2,010,302
		8,051,214
Energy—4.3%
Cabot Oil & Gas	28,570	1,051,376
Concho Resources	51,760 [a]	2,606,634
Dril-Quip	17,190 [a]	1,045,840
EXCO Resources	57,120	1,049,866
Nordic American Tanker Shipping	31,310	947,754
Quicksilver Resources	155,300 [a]	2,185,071
		8,886,541
Exchange Traded Funds—.5%
iShares Russell 2000 Growth Index Fund	14,150 [b]	1,036,346
Financial—8.3%
Arch Capital Group	20,800 [a]	1,586,000
Jefferies Group	121,600 [b]	2,878,272

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
KeyCorp	510,530	3,956,608
MFA Financial	143,430 [c]	1,055,645
Och-Ziff Capital Management Group, Cl. A	108,310	1,732,960
Plum Creek Timber	40,560 [b,c]	1,578,190
Prosperity Bancshares	47,610 [b]	1,952,010
Westamerica Bancorporation	44,080 [b]	2,541,212
		17,280,897
Health Care—25.8%
Alexion Pharmaceuticals	33,050 [a]	1,796,928
Allscripts-Misys Healthcare Solutions	83,850 [a,b]	1,640,106
AmerisourceBergen	56,170	1,624,436
Amylin Pharmaceuticals	38,800 [a]	872,612
Bio-Rad Laboratories, Cl. A	18,200 [a]	1,884,064
Bruker	129,060 [a]	1,890,729
Centene	54,890 [a]	1,319,556
Dendreon	47,370 [a,b]	1,727,584
Emergency Medical Services, Cl. A	28,509 [a]	1,612,184
ev3	103,707 [a]	1,644,793
Hologic	160,780 [a]	2,980,861
Human Genome Sciences	80,280 [a]	2,424,456
InterMune	24,050 [a]	1,071,909
Mednax	30,920 [a]	1,799,235
Myriad Genetics	105,280 [a]	2,531,984
Nektar Therapeutics	137,100 [a,b]	2,085,291
Owens & Minor	43,180	2,003,120
Patterson	82,990	2,576,840
PerkinElmer	92,480	2,210,272
PSS World Medical	80,060 [a,b]	1,882,211
RehabCare Group	49,730 [a]	1,356,137
Salix Pharmaceuticals	46,910 [a]	1,747,398
Sirona Dental Systems	44,120 [a]	1,677,884
SXC Health Solutions	30,680 [a]	2,064,150
Thermo Fisher Scientific	33,960 [a]	1,746,902
Thoratec	34,760 [a,b]	1,162,722

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
United Therapeutics	36,470 [a,b]	2,017,885
Universal Health Services, Cl. B	59,800	2,098,382
Volcano	84,703 [a,b]	2,046,424
		53,497,055
Industrial—18.2%
Aecom Technology	103,110 [a]	2,925,231
AGCO	28,430 [a,b]	1,019,784
AMETEK	64,110	2,658,001
Crane	43,970	1,560,935
EnerSys	43,370 [a]	1,069,504
Flowserve	26,990	2,976,187
IDEX	65,060	2,153,486
Jacobs Engineering Group	66,410 [a]	3,001,068
Knight Transportation	100,070 [b]	2,110,476
Landstar System	107,650	4,519,147
Mueller Industries	63,870	1,711,077
Pall	52,460	2,124,105
Quanex Building Products	59,530	984,031
Robert Half International	83,090 [b]	2,528,429
Roper Industries	28,910	1,672,154
SAIC	150,430 [a]	2,662,611
Teledyne Technologies	54,827 [a]	2,262,710
		37,938,936
Materials—3.4%
Carpenter Technology	46,820	1,713,612
Intrepid Potash	71,520 [a,b]	2,169,202
Schnitzer Steel Industries, Cl. A	60,300	3,167,559
		7,050,373
Technology—22.3%
Atheros Communications	54,610 [a,b]	2,113,953
Blackboard	72,420 [a,b]	3,017,017
BMC Software	66,020 [a]	2,508,760
CACI International, Cl. A	48,220 [a,b]	2,355,547
CyberSource	133,700 [a]	2,358,468

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Gartner	88,490 [a]	1,968,018
Genpact	129,160 [a]	2,166,013
Harris	88,060	4,181,969
IAC/InterActiveCorp	97,340 [a]	2,213,512
Ingram Micro, Cl. A	79,740 [a]	1,399,437
LSI	246,500 [a]	1,508,580
Mentor Graphics	114,020 [a]	914,440
Micros Systems	47,090 [a]	1,548,319
MicroStrategy, Cl. A	11,070 [a]	941,725
MKS Instruments	114,780 [a]	2,248,540
NetLogic Microsystems	55,340 [a]	1,628,656
ON Semiconductor	195,380 [a,b]	1,563,040
PMC-Sierra	121,070 [a]	1,079,944
QLogic	110,080 [a]	2,234,624
Quality Systems	17,240 [b]	1,059,226
Quest Software	105,530 [a]	1,877,379
Rofin-Sinar Technologies	44,220 [a]	1,000,256
Skyworks Solutions	96,930 [a]	1,512,108
Verigy	144,040 [a]	1,610,367
Vishay Intertechnology	141,910 [a]	1,451,739
		46,461,637
Total Common Stocks
(cost $176,894,921)		206,890,603

Other Investment—1.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,009,493)	4,009,493 [d]	4,009,493

10

Investment of Cash Collateral
for Securities Loaned—16.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $33,395,996)	33,395,996 [d]	33,395,996
Total Investments (cost $214,300,410)	117.4%	244,296,092
Liabilities, Less Cash and Receivables	(17.4%)	(36,120,088)
Net Assets	100.0%	208,176,004

a Non-income producing security.
b Security, or portion thereof, on loan. At March 31, 2010, the total market value of the fund’s securities on loan is
$32,301,230 and the total market value of the collateral held by the fund is $33,395,996.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	25.8	Energy	4.3
Technology	22.3	Consumer Staples	3.9
Industrial	18.2	Materials	3.4
Money Market Investments	17.9	Exchange Traded Funds	.5
Consumer Discretionary	12.8
Financial	8.3		117.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $32,301,230)—Note 1(b):
Unaffiliated issuers		176,894,921	206,890,603
Affiliated issuers		37,405,489	37,405,489
Cash			184,450
Receivable for investment securities sold			2,331,173
Receivable for shares of Beneficial Interest subscribed			91,209
Dividends and interest receivable			51,463
Prepaid expenses			31,377
			246,985,764
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			160,963
Liability for securities on loan—Note 1(b)			33,395,996
Payable for investment securities purchased			4,931,709
Payable for shares of Beneficial Interest redeemed			217,145
Accrued expenses			103,947
			38,809,760
Net Assets ($)			208,176,004
Composition of Net Assets ($):
Paid-in capital			190,669,285
Accumulated Investment (loss)—net			(78,546)
Accumulated net realized gain (loss) on investments			(12,410,417)
Accumulated net unrealized appreciation
(depreciation) on investments			29,995,682
Net Assets ($)			208,176,004

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	257,133	14,530	207,904,341
Shares Outstanding	20,921	1,196	16,893,012
Net Asset Value Per Share ($)	12.29	12.15	12.31

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	691,951
Affiliated issuers	2,291
Income from securities lending—Note 1(b)	13,014
Total Income	707,256
Expenses:
Investment advisory fee—Note 3(a)	548,960
Shareholder servicing costs—Note 3(c)	98,976
Custodian fees—Note 3(c)	44,716
Professional fees	26,685
Registration fees	19,988
Accounting and administration fee—Note 3(a)	24,500
Prospectus and shareholders’ reports	7,297
Trustees’ fees and expenses—Note 3(d)	5,264
Loan commitment fees—Note 2	2,587
Distribution fees—Note 3(b)	51
Miscellaneous	6,783
Total Expenses	785,807
Less—reduction in expenses due to undertaking—Note 3(a)	(5)
Net Expenses	785,802
Investment (Loss)—Net	(78,546)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,131,505
Net realized gain (loss) on financial futures	(68,591)
Net Realized Gain (Loss)	13,062,914
Net unrealized appreciation (depreciation) on investments	6,721,548
Net Realized and Unrealized Gain (Loss) on Investments	19,784,462
Net Increase in Net Assets Resulting from Operations	19,705,916

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment (loss)—net	(78,546)	(9,704)
Net realized gain (loss) on investments	13,062,914	(19,981,257)
Net unrealized appreciation
(depreciation) on investments	6,721,548	27,751,645
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,705,916	7,760,684
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	197,703	157,650
Class C Shares	—	10,000
Class I Shares	38,795,469	97,319,239
Cost of shares redeemed:
Class A Shares	(140,559)	—
Class I Shares	(19,213,121)	(26,684,215)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	19,639,492	70,802,674
Total Increase (Decrease) in Net Assets	39,345,408	78,563,358
Net Assets ($):
Beginning of Period	168,830,596	90,267,238
End of Period	208,176,004	168,830,596
Undistributed investment (loss)—net	(78,546)	—
Capital Share Transactions (Shares):
Class A
Shares sold	16,796	16,751
Shares redeemed	(12,626)	—
Net Increase (Decrease) in Shares Outstanding	4,170	16,751
Class C
Shares sold	—	1,196
Class I
Shares sold	3,389,221	10,482,193
Shares redeemed	(1,681,537)	(2,840,128)
Net Increase (Decrease) in Shares Outstanding	1,707,684	7,642,065

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I and the fund commenced offering Class A and Class C shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2010	Year Ended
Class A Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.10	8.36
Investment Operations:
Investment (loss)—net[b]	(.03)	(.02)
Net realized and unrealized
gain (loss) on investments	1.22	2.76
Total from Investment Operations	1.19	2.74
Net asset value, end of period	12.29	11.10
Total Return (%)[c,d]	10.72	32.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.31	1.26
Ratio of net expenses to average net assets[e]	1.31[f]	1.25
Ratio of net investment (loss)
to average net assets[e]	(.55)	(.37)
Portfolio Turnover Rate	104.20[d]	278.73[g]
Net Assets, end of period ($ x 1,000)	257	186

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
g	Represents portfolio turnover for the fund for the year.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
Class C Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.05	8.36
Investment Operations:
Investment (loss)—net[b]	(.09)	(.06)
Net realized and unrealized
gain (loss) on investments	1.19	2.75
Total from Investment Operations	1.10	2.69
Net asset value, end of period	12.15	11.05
Total Return (%)[c,d]	9.96	32.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.43	2.16
Ratio of net expenses to average net assets[e]	2.43[f]	2.00
Ratio of net investment (loss)
to average net assets[e]	(1.66)	(1.20)
Portfolio Turnover Rate	104.20[d]	278.73[g]
Net Assets, end of period ($ x 1,000)	15	13

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
g	Represents portfolio turnover for the fund for the year.
See notes to financial statements.

16

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.10	11.97	17.66	14.92	13.84	11.26
Investment Operations:
Investment income (loss)—net[b]	(.00)[c]	(.00)[c]	(.02)	.01	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	1.21	(.87)	(1.93)[d]	3.74[d]	1.10	2.62
Total from Investment Operations	1.21	(.87)	(1.95)	3.75	1.08	2.58
Distributions:
Dividends from
investment income—net	—	—	(.01)	—	—	—
Dividends from net realized
gain on investments	—	—	(3.73)	(1.01)	—	—
Total Distributions	—	—	(3.74)	(1.01)	—	—
Net asset value, end of period	12.31	11.10	11.97	17.66	14.92	13.84
Total Return (%)	10.90[e]	(7.27)	(14.32)	26.31	7.80[f]	22.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86[g]	.93	1.11	1.23	1.29	1.38
Ratio of net expenses
to average net assets	.86[g,h]	.93[h]	1.00	1.00	1.00	1.00
Ratio of net investment income
(loss) to average net assets	(.09)[g]	(.01)	(.15)	.07	(.16)	(.32)
Portfolio Turnover Rate	104.20[e]	278.73	201	180	161	167
Net Assets, end of period
($ x 1,000)	207,904 168,631		90,267	22,432	20,389	19,709

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares. b Based on average shares outstanding at each month end. c Amount represents less than $.01 per share. d Amounts include litigations proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.19 for the year ended September 30, 2007. e Not Annualized. f For the year ended September 30, 2006, .03% of the fund’s return consisted of a payment by the advisor to compensate the fund for a trading error. Excluding this payment, total return was 7.77%. g Annualized. h Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securi-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ties that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	204,243,890	—	—	204,243,890
Equity Securities—
Foreign†	1,610,367	—	—	1,610,367
Mutual Funds/
Exchange Traded
Funds	38,441,835	—	—	38,441,835

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 †fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2010, The Bank of New York Mellon earned $4,338 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

22

net realized capital gains, if any, are normally declared and paid semian-nually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).The Board of Trustees approved, effective on or about January 1, 2010, the fund to pay dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $9,601,514 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that such expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees, acquired fund fees and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses due to undertaking expired on February 1, 2010.The reduction in expenses, pursuant to the undertaking, amounted to $5 during the period ended March 31, 2010.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund paysThe Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $19,750 for the period ended March 31, 2010 for administration and fund accounting services.

24

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2010, Class C shares were charged $51 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2010, Class A and Class C shares were charged $169 and $17, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $1,212 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $334 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the period ended March 31, 2010, the fund was charged $49,466 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $104,879, Rule 12b-1 distribution plan fees $9, shareholders service fees $40, custodian fees $52,758, chief compliance officer fees $2,742 and transfer agency per account fees $535.

(d) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the

26

Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2010, amounted to $207,922,024 and $185,457,692, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	3/31/2010 ($) Assets (%)

Dreyfus Institutional Preferred Plus Money Market

Fund 4,807,629 61,635,188 62,433,324 4,009,493 1.9

Dreyfus
Institutional
Cash
Advantage
Fund	34,033,874 92,478,090 93,115,968 33,395,996	16.0
Total	38,841,503 154,113,278 155,549,292 37,405,489	17.9

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At March 31, 2010, there were no open Financial Futures Contracts.

At March 31, 2010, accumulated net unrealized appreciation on investments was $29,995,682, consisting of $30,816,048 gross unrealized appreciation and $820,366 gross unrealized depreciation.

28

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

At a meeting of the Board of Trustees of the fund held on October 29, 2009, the Board approved an Agreement and Plan of Reorganization between the fund and Dreyfus Discovery Fund (the “Acquired Fund”), providing for the transfer of all of the assets of the Acquired Fund to the fund as part of a tax-free reorganization. The merger, which was approved by the Acquired Fund’s shareholders on March 26,2010, occured on April 29, 2010. On that date, the Acquired Fund’s shareholders of Class A, Class B and Class F shares received Class A shares of the fund and Acquired Fund’s shareholders of Class C and Class I shares received Class C and Class I shares of the fund in an amount equal to the aggregate net asset value, subject to liabilities, of their investment in the Acquired Fund at the time of the exchange.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

30

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional mid-cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the two-, three-, four-, five- and ten-year periods ended December 31, 2009, but was below the Performance Group and Performance Universe medians for the one-year period ended December 31, 2009. As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009, noting that high beta stocks had outperformed during 2009 and high quality stocks had been out of favor during 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s actual management fees included fees paid by the fund, as calculated by Lipper, for administrative services provided byThe Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fundís advisory fees to those peers that include administrative fees within a combined management (investment advisory and administrative) fee. The Board noted that the fund’s contractual management fee was below

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Expense Group median and the fund’s actual management fee and expense ratio were each below the respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the rel-

32

evant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was generally satisfied with the fund’s overall relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative per- formance, expense and management fee information, costs of the services provided and profits realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

34

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
26	Notes to Financial Statements
35	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/Standish Intermediate Tax Exempt Bond Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The municipal markets continued to show resiliency despite budgetary constraints and revenue shortfalls, due in part to the American Recovery and Reinvestment Act of 2009’s positive impact on credit conditions and supply-and-demand factors. In addition, taxable-equivalent yield differences — which have been favorable to municipals for most of the past 10 years — along with near-zero percent yields on money market funds have also helped buoy demand for municipal securities through this recent market cycle.

Considering the political risk that potentially might affect many investors, we believe tax efficiency will be an important consideration for investors over the next few years.As for the municipal bond market outlook, we believe there will be challenges faced by lower-rated municipalities, but that the overall market remains solvent and sound. With that said, investors may benefit from active management processes that employ fundamental and independent credit analysis of the securities in which they invest. If you have questions about municipals, talk to your financial advisor.They can help you navigate through the current market environment and recommend appropriate ways to seek potential opportunities while maintaining your long-term goals within the appropriate level of risk you’re willing to accept.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman & Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Christine Todd, CFA, and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class A shares produced a total return of 0.37%, Class C shares returned 0.05% and Class I shares returned 0.60%.1 In comparison, the fund’s benchmark, the Barclays Capital 3-,5-,7-,10-Year Municipal Bond Index (the“Index”),provided a total return of 0.78% for the same period.2

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar-weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity.We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue bonds, based on their apparent relative values.

Municipal Bonds Rebounded with U.S. Economy

The reporting period began in the midst of a global recovery from a severe recession and financial crisis. Although the U.S. unemployment

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rate has remained stubbornly high, evidence of economic improvement included rising manufacturing activity and an apparent bottoming of housing prices. Indeed, U.S. GDP returned to growth over the second half of 2009, but the pace of economic improvement proved to be slower than historical averages. In addition, most states continued to struggle with budget shortfalls due to tax revenue shortfalls and intensifying demand for services. In light of the sub-par economic recovery, the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

As has been the case since early 2009, the municipal bond market during the reporting period was influenced by changing investor sentiment as the economic recovery gained traction. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, a part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for tax-exempt securities intensified as investors sought alternatives to low yielding money market funds and responded to concerns regarding potentially higher income taxes on the state and federal levels.

In this environment, yields of longer-term municipal bonds generally continued to trend downward over the reporting period. Performance was stronger among lower-rated municipal bonds that had been punished severely during the downturn. Conversely, general obligation bonds backed by general tax revenues lagged market averages.

Security Selection Strategy Supported Fund Returns

The fund benefited over the reporting period from its holdings of bonds backed by revenues from hospitals, housing projects and the states’ settlements of litigation with U.S. tobacco companies. Underweight exposure to “pre-refunded” municipal bonds, for which money for early redemption has been set aside in escrow, also helped boost the fund’s performance compared to its benchmark.

As valuations of lower-rated bonds became unfavorable in our view, we gradually upgraded the fund’s overall credit quality, reducing its holdings of BBB-rated bonds in favor of bonds rated A or better.In addition,when general obligation bonds had declined to levels we considered oversold, we increased the fund’s exposure to such securities,primarily those issued by California, New York and Puerto Rico. Consistent with our value-oriented investment strategy, we maintained the fund’s average duration and yield-curve strategies in generally market-neutral positions.

Supply-and-Demand Factors May Remain Favorable

Although municipal bonds appeared to be fairly valued as of the reporting period’s end, we remain optimistic regarding their long-term prospects. Demand seems likely to remain robust as investors grow increasingly concerned regarding potential increases in state and federal income taxes. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.

Consequently, we have retained our focus on higher-quality bonds backed by revenues from entities such as hospitals and municipal water and sewer facilities. Of course, we are prepared to adjust our strategies as market conditions change.

April 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund's prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total returns include reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2011, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index, an equal-
weighted composite of the Barclays Capital 3-Year, 5-Year, 7-Year and 10-Year Municipal Bond
indices, each of which is a broad measure of the performance of investment-grade, fixed-rate municipal bonds. Investors cannot invest directly in any index.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish IntermediateTax Exempt Bond Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.00	$ 7.73	$ 2.25
Ending value (after expenses)	$1,003.70	$1,000.50	$1,006.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.03	$ 7.80	$ 2.27
Ending value (after expenses)	$1,020.94	$1,017.20	$1,022.69

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C and .45% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2010 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—2.1%
Alabama Public School and College
Authority, Capital Improvement
Revenue	5.00	5/1/13	1,000,000	1,106,370
Birmingham Water Works Board,
Water Revenue (Insured;
Assured Guaranty
Municipal Corp.)	5.00	1/1/17	1,000,000	1,102,070
Alaska—1.0%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000	1,081,560
California—13.6%
California,
Economic Recovery Bonds	5.00	7/1/18	1,500,000	1,657,680
California,
GO	5.00	10/1/11	70,000	71,430
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000	1,132,970
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,128,490
California,
GO (Various Purpose)	5.00	10/1/17	1,500,000	1,610,235
California Housing Finance Agency,
Home Mortgage Revenue	4.60	2/1/41	1,500,000	1,268,085
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.13	8/1/18	1,250,000	1,232,187
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/14	1,000,000	1,091,810
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000	499,255
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	0/4.60	6/1/23	750,000 [a]	647,618

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	1,130,000	1,044,583
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,330,501
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	820,000	769,267
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,085,440
Colorado—3.7%
Colorado Housing and Finance
Authority, Single Family Program
Senior and Subordinate Bonds	6.80	2/1/31	980,000	997,483
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	700,000	739,690
Platte River Power Authority,
Power Revenue (Insured;
Assured Guaranty
Municipal Corp.)	5.00	6/1/13	2,000,000	2,224,320
District of Columbia—.0%
District of Columbia,
GO (Insured; National Public
Finance Guarantee Corp.)	5.75	6/1/10	10,000	10,089
Florida—11.1%
Broward County School Board,
COP (Master Lease Purchase
Agreement) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/13	1,000,000	1,087,160
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/14	1,000,000	1,059,950

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/15	2,000,000	2,128,060
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.75	1/1/17	10,000	10,045
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.25	7/1/12	1,000,000	1,078,940
Hillsborough County,
Capacity Assessment Special
Assessment Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/13	1,000,000	1,062,020
Miami-Dade County,
Aviation Revenue (Miami
International Airport)	5.25	10/1/23	1,000,000	1,055,610
Miami-Dade County,
Water and Sewer System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/1/19	3,000,000	3,364,500
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/14	100,000	113,287
Pasco County,
Solid Waste Disposal and
Resource Recovery System
Revenue (Insured; AMBAC)	6.00	4/1/10	1,000,000	1,000,000
Georgia—1.0%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,100,140
Hawaii—2.0%
Hawaii,
Harbor System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/14	1,000,000	1,067,100
Honolulu City and County Board of
Water Supply, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/14	1,000,000	1,087,320

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—4.0%
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.50	1/1/19	2,000,000	2,299,140
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	100,000	127,587
Cook County Community High School
District Number 219, GO School
Bonds (Insured; National
Public Finance Guarantee Corp.)	7.88	12/1/14	650,000	816,010
Illinois,
GO	5.00	1/1/18	1,000,000	1,079,850
Indiana—1.6%
Indiana Finance Authority,
State Revolving Fund Program
Revenue	5.00	2/1/19	1,000,000	1,144,130
Indiana Health Facility Financing
Authority, Revenue (Ascension
Health Subordinate
Credit Group)	5.00	11/1/11	500,000	534,530
Louisiana—1.9%
Louisiana Citizens Property
Insurance Corporation,
Assessment Revenue
(Insured; AMBAC)	5.25	6/1/10	2,000,000	2,009,620
Maryland—2.0%
Anne Arundel County,
GO	5.00	3/1/13	1,000,000	1,110,900
Maryland Economic Development
Corporation, EDR
(Transportation
Facilities Project)	5.13	6/1/20	1,000,000	1,003,470
Massachusetts—2.1%
Massachusetts,
GO (Consolidated Loan)
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	3/1/15	1,000,000 [b]	1,148,850

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Lahey
Clinic Medical Center Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/14	1,000,000	1,076,370
Michigan—3.0%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/13	1,000,000	1,069,130
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,070,230
Detroit School District,
School Building and Site
Improvement Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/14	1,000,000	1,077,500
Missouri—1.0%
Saint Louis Board of Education,
GO (Missouri Direct Deposit
Program) (Prerefunded)	5.25	4/1/12	1,000,000 [b]	1,087,800
New Jersey—1.2%
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000	1,110,170
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	225,000	214,648
New Mexico—2.6%
Jicarilla,
Apache Nation Revenue	5.00	9/1/13	440,000	469,058
New Mexico,
Severance Tax Bonds	5.00	7/1/15	1,000,000	1,148,510

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Mexico (continued)
New Mexico Finance Authority,
State Transportation Senior
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	6/15/15	1,000,000	1,158,380
New York—6.1%
Metropolitan Transportation
Authority, Transportation
Revenue	5.25	11/15/14	1,000,000	1,120,700
Nassau County,
General Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/10	25,000	25,356
New York City,
GO	5.00	8/1/21	2,000,000	2,186,680
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/14	1,000,000	1,074,020
New York State Dormitory
Authority, Third General
Resolution Revenue (State
University Educational
Facilities Issue)	5.25	5/15/12	1,000,000	1,078,590
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series) (Insured;
National Public Finance
Guarantee Corp.)	5.00	10/1/13	1,000,000	1,089,420
North Carolina—1.2%
Raleigh-Durham Airport Authority,
Airport Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	5/1/14	1,190,000	1,291,959
Ohio—4.1%
Cleveland,
Waterworks Improvement First
Mortgage Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	1/1/13	1,030,000	1,080,109

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Franklin County,
Revenue (Trinity Health
Credit Group)	5.00	6/1/14	1,340,000	1,481,075
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Mortgage-Backed Securities
Program) (Collateralized; GNMA)	5.35	9/1/18	125,000	127,513
Ohio Water Development Authority,
Water Pollution Control
Loan Fund Revenue
(Water Quality Series)	5.00	12/1/22	1,500,000	1,680,105
Pennsylvania—3.1%
Pennsylvania,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	9/1/15	1,000,000	1,120,660
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of
Philadelphia Funding Program)	5.00	6/15/17	1,000,000	1,125,240
Philadelphia School District,
GO	5.00	9/1/14	1,000,000 [c]	1,108,450
Rhode Island—.1%
Rhode Island Housing and
Mortgage Finance Corporation,
Homeownership Opportunity Bonds	4.95	10/1/16	100,000	100,107
Tennessee—1.1%
Memphis,
Electric System
Subordinate Revenue	5.00	12/1/17	1,000,000	1,143,100
Texas—18.7%
Austin Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	8/1/16	1,000,000	1,150,490
Cypress-Fairbanks Independent
School District,
Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	2/15/16	1,135,000	1,298,247

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Dallas Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.25	2/15/16	3,000,000	3,472,380
Fort Bend County,
Limited Tax Bonds (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/14	1,000,000	1,130,150
Harris County Health Facilities
Development Corporation, HR
(Memorial Hospital System
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	6/1/13	1,000,000	1,106,950
Lower Colorado River Authority,
Revenue	5.00	5/15/15	1,000,000	1,133,820
Lubbock County,
GO (Insured; Assured Guaranty
Municipal Corp.)	4.50	2/15/21	1,000,000	1,044,780
Magnolia Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/18	1,000,000	1,133,490
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000	533,980
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,360,000	1,561,076
SA Energy Acquisition Public
Facility Corporation, Gas
Supply Revenue	5.25	8/1/14	590,000	633,507
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/13	1,000,000	1,071,230
San Antonio,
General Improvement Bonds	5.00	2/1/15	1,000,000	1,144,530

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
San Manuel Entertainment
Authority, Public
Improvement Revenue	4.50	12/1/16	1,000,000	874,840
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	9/1/15	525,000	610,397
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000	1,098,670
Texas Municipal Power Agency,
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	9/1/16	10,000 [d]	8,350
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/16	1,000,000	1,139,090
Utah—1.0%
Intermountain Power Agency,
Power Supply Revenue (Insured;
National Public Finance
Guarantee Corp.)	6.50	7/1/10	1,000,000	1,015,310
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	75,000	75,050
Washington—4.0%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000	1,173,300
Energy Northwest,
Electric Revenue (Project Three)	5.00	7/1/15	1,000,000	1,149,580
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000	1,135,390
Tobacco Settlement Authority,
Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/26	830,000	842,674
Wisconsin—.0%
Wisconsin,
Transportation Revenue	5.50	7/1/10	15,000	15,191

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wyoming—1.0%
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	1,000,000	1,058,450
U.S. Related—4.5%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000	553,010
Puerto Rico Government Development
Bank, Senior Notes	5.25	1/1/15	600,000	617,460
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.00	7/1/16	1,000,000	1,038,500
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.00	7/1/12	1,000,000	1,023,850
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/22	1,500,000	1,613,190
Total Long-Term Municipal Investments
(cost $103,194,670)				106,091,164

Short-Term Municipal
Investment—.2%
New York;
New York City,
GO Notes
(LOC; JPMorgan Chase Bank)
(cost $200,000)	0.28	4/1/10	200,000 [e]	200,000

Total Investments (cost $103,394,670)			99.0%	106,291,164
Cash and Receivables (Net)			1.0%	1,116,622
Net Assets			100.0%	107,407,786

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Purchased on a delayed delivery basis.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at March 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	35.8
AA		Aa		AA	26.9
A		A		A	27.9
BBB		Baa		BBB	7.5
Not Rated[f]		Not Rated[f]		Not Rated[f]	1.9
					100.0

†	Based on total investments.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		103,394,670	106,291,164
Cash			1,089,237
Interest receivable			1,278,486
Prepaid expenses			24,434
			108,683,321
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			60,785
Payable for investment securities purchased			1,122,220
Payable for shares of Beneficial Interest redeemed			27,916
Accrued expenses			64,614
			1,275,535
Net Assets ($)			107,407,786
Composition of Net Assets ($):
Paid-in capital			104,427,862
Accumulated undistributed investment income—net			1,393
Accumulated net realized gain (loss) on investments			82,037
Accumulated net unrealized appreciation
(depreciation) on investments			2,896,494
Net Assets ($)			107,407,786

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	512,073	24,515	106,871,198
Shares Outstanding	23,063	1,104	4,811,645
Net Asset Value Per Share ($)	22.20	22.21	22.21

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Interest Income	2,089,116
Dividend income	410
Total Investment Income	2,089,526
Expenses:
Investment advisory fee—Note 3(a)	220,253
Accounting and administration fees—Note 3(a)	26,500
Professional fees	24,188
Registration fees	32,095
Shareholder servicing costs—Note 3(c)	28,813
Custodian fees—Note 3(c)	17,485
Prospectus and shareholders’ reports	6,214
Trustees’ fees and expenses—Note 3(d)	3,938
Loan commitment fees—Note 2	1,154
Interest expense—Note 2	272
Distribution fees—Note 3(b)	71
Miscellaneous	14,226
Total Expenses	375,209
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(125,237)
Net Expenses	249,972
Investment Income—Net	1,839,554
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	304,771
Net unrealized appreciation (depreciation) on investments	(1,302,208)
Net Realized and Unrealized Gain (Loss) on Investments	(997,437)
Net Increase in Net Assets Resulting from Operations	842,117

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income—net	1,839,554	4,229,767
Net realized gain (loss) on investments	304,771	68,107
Net unrealized appreciation
(depreciation) on investments	(1,302,208)	7,878,961
Net Increase (Decrease) in Net Assets
Resulting from Operations	842,117	12,176,835
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(5,551)	(289)
Class C Shares	(214)	(136)
Class I Shares	(1,832,396)	(4,215,271)
Total Dividends	(1,838,161)	(4,215,696)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	473,389	53,763
Class C Shares	8,885	15,000
Class I Shares	18,015,392	26,704,312
Dividends reinvested:
Class A Shares	5,200	47
Class C Shares	95	4
Class I Shares	1,609,323	3,671,952
Cost of shares redeemed:
Class A Shares	(19,679)	—
Class I Shares	(18,659,789)	(73,384,538)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,432,816	(42,939,460)
Total Increase (Decrease) in Net Assets	436,772	(34,978,321)
Net Assets ($):
Beginning of Period	106,971,014	141,949,335
End of Period	107,407,786	106,971,014
Undistributed investment income—net	1,393	—

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Capital Share Transactions:
Class A
Shares sold	21,253	2,461
Shares issued for dividends reinvested	234	2
Shares redeemed	(887)	—
Net Increase (Decrease) in Shares Outstanding	20,600	2,463
Class C
Shares sold	401	699
Shares issued for dividends reinvested	4	—
Net Increase (Decrease) in Shares Outstanding	405	699
Class I
Shares sold	814,323	1,257,579
Shares issued for dividends reinvested	72,487	172,181
Shares redeemed	(835,814)	(3,477,583)
Net Increase (Decrease) in Shares Outstanding	50,996	(2,047,823)

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2010	Year Ended
Class A Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.45	21.07
Investment Operations:
Investment income—net[b]	.35	.32
Net realized and unrealized gain (loss) on investments	(.27)	1.42
Total from Investment Operations	.08	1.74
Distributions:
Dividends from investment income—net	(.33)	(.36)
Net asset value, end of period	22.20	22.45
Total Return (%)[c,d]	.37	8.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.97	.96
Ratio of net expenses to average net assets[e]	.80	.80
Ratio of net investment income
to average net assets[e]	2.96	3.31
Portfolio Turnover Rate	16.46[d]	22.49
Net Assets, end of period ($ x 1,000)	512	55

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
Class C Shares	(Unaudited)	September 30, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.45	21.07
Investment Operations:
Investment income—net[b]	.25	.27
Net realized and unrealized gain (loss) on investments	(.24)	1.39
Total from Investment Operations	.01	1.66
Distributions:
Dividends from investment income—net	(.25)	(.28)
Net asset value, end of period	22.21	22.45
Total Return (%)[c,d]	.05	7.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.64	1.72
Ratio of net expenses to average net assets[e]	1.55	1.55
Ratio of net investment income
to average net assets[e]	2.25	2.59
Portfolio Turnover Rate	16.46[d]	22.49
Net Assets, end of period ($ x 1,000)	25	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	22.45	20.85	21.60	21.69	21.71	22.05
Investment Operations:
Investment income—net[b]	.37	.79	.79	.78	.78	.77
Net realized and unrealized
gain (loss) on investments	(.24)	1.60	(.75)	(.09)	(.02)	(.29)
Total from Investment Operations	.13	2.39	.04	.69	.76	.48
Distributions:
Dividends from
investment income—net	(.37)	(.79)	(.79)	(.78)	(.78)	(.77)
Dividends from net realized
gain on investments	—	—	—	—	—	(.05)
Total Distributions	(.37)	(.79)	(.79)	(.78)	(.78)	(.82)
Net asset value, end of period	22.21	22.45	20.85	21.60	21.69	21.71
Total Return (%)	.60[c]	11.73	.12	3.26	3.58	2.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68[d]	.67	.60	.59	.63	.62
Ratio of net expenses
to average net assets	.45[d]	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	3.34[d]	3.74	3.63	3.63	3.61	3.50
Portfolio Turnover Rate	16.46[c]	22.49	34	10	29	35
Net Assets, end of period
($ x 1,000)	106,871	106,900	141,949	201,480	127,927	109,314

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 475 Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Municipal Bonds	—	106,291,164	—	106,291,164

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $111,091 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $61,832 of the carryover expires in fiscal 2015 and $49,259 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: tax exempt income $4,212,111 and ordinary income $3,585. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2010 was approximately $39,000, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.

The Manager has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .55%, .55% and .45%, respectively, of the value of the fund’s average daily net assets of Class A, Class C and Class I shares. The reduction in the investment advisory fee, pursuant to the undertaking, amounted to $125,237 during the year ended March 31, 2010.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $26,500 during the period ended March 31, 2010 for administration and fund accounting services.

During the period ended March 31, 2010, the Distributor retained $899 from commissions earned on sales of the fund’s Class A shares.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2010, Class C shares were charged $71 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2010, Class A and Class C shares were charged $469 and $24, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $1,027 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $195 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $17,485 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $36,865,Rule 12b-1 distribution plan fees $16,shareholder services plan fees $109, custodian fees $30,931, chief compliance officer fees $2,742 and transfer agency per account fees $8,770, which are offset against an expense reimbursement currently in effect in the amount of $18,648.

(d) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applic-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

able committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2010, amounted to $21,058,447 and $17,632,704, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended March 31, 2010.These disclosures did not impact the notes to the financial statements.

At March 31, 2010, accumulated net unrealized appreciation on investments was $2,896,494, consisting of $3,583,335 gross unrealized appreciation and $686,841 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices and the standards applied in seeking best execution.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional intermediate municipal debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional intermediate municipal debt funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the two-, three-, four- and five-year periods ended December 31, 2009, at the Performance Group median and below the Performance Universe median for the one-year period ended December 31, 2009 and below the Performance Group median and above the Performance Universe median for the ten-year period ended December 31, 2009.The Board members also noted that the fund’s yield performance was below the Performance Group median for seven of the ten one-year periods ended December 31st, including each of the one-year periods ended December 31st from 2004 to 2009. The Board noted that the fund’s yield performance was above the Performance Universe medians for each one-year period ended December 31st since 2000, except 2004, when the fund’s yield performance was below the Performance Universe median.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such report-

ing was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a combined management (investment advisory and administrative) fee. A representative of the Manager informed the Board members that the Manager has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .55%, .55% and .45%, respectively, of the fund’s average daily net assets. The Board noted that the fund’s contractual management fee was below the Expense Group median and that, with the expense waiver, the fund’s actual management fee and expense ratio were each below the respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). It was noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management

Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and manage- ment fee information, costs of the services provided and profits real- ized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
33	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/Newton
International Equity Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/Newton International Equity Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Paul Markham, Lead Portfolio Manager, of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 3.93%, Class C shares returned 3.51% and Class I shares returned 4.06%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 3.06% for the same period.2 International stocks encountered heightened volatility during the reporting period, as the global economy recovered from a recession but Europe suffered a sovereign debt crisis.The fund produced higher returns than its benchmark, which we attribute to underweighted exposure to Europe and strong stock selections in a variety of markets.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.The process of identifying investment ideas begins by identifying a core list of investment themes.These themes are based primarily on observable economic, industrial or social trends (typically global) that Newton believes will positively affect certain sectors or industries.During the reporting period, such themes included “all change” which asserted that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provided the rationale for the fund’s underweighted exposure to the financial sector). Elsewhere, Newton believes the “networked world” theme identifies the opportunities inherent in the growth of information technology networks around the world.

Economic Recovery, Debt Crisis Sparked Volatility

The reporting period witnessed the continuation of a global economic recovery that began early in 2009, albeit off very low levels. Although unemployment remained stubbornly high in many regions of the world, improved manufacturing activity and robust demand for energy and industrial commodities from the emerging markets helped boost

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

confidence among investors, consumers and businesses. However, market conditions differed significantly from one region to another.While developing nations in Asia and Latin America seemed to thrive, Europe was mired in a sovereign debt crisis emanating mainly from Greece.The United States showed encouraging signs of economic growth, but Japan continued to struggle with persistent economic weakness.

After rallying strongly earlier in 2009, international stock markets began to lose momentum during the final months of the year. Meanwhile, investors appeared to shift their focus from bargain-hunting among stocks that had been severely punished in the downturn to higher-quality companies with sustainable earnings growth. Equities pulled back sharply in January 2010 when Greece’s debt crisis dominated the headlines, but most markets subsequently bounced back, largely erasing previous losses amid evidence of further economic improvement. It is still unclear how long this improvement can be sustained.

Security Selections Bolstered Fund Performance

The fund benefited during the reporting period from its relatively light holdings of European stocks, particularly a lack of exposure to Spanish and Italian banks that were hurt by the sovereign debt crisis. However, an overweight position in gold mining companies, which gave back some of their previous gains due to a strengthening U.S. dollar, was a negative.The fund scored a number of successes in Japan, where financial institution Nomura Holdings gained value after acquiring the European and Asian assets of bankrupt U.S. investment bank Lehman Brothers. Japanese automobile manufacturers Nissan Motor and Honda Motor gained market share when rival Toyota Motor struggled with highly publicized safety issues. Despite this, we saw Toyota’s compelling valuation as an excellent opportunity to purchase a premium stock at a low valuation, and have faith that the company will overcome its short-term difficulties. A position was therefore added.Video games maker Nintendo bounced back from depressed levels after announcing the upcoming release of a new 3-D product.

The fund’s investments in the emerging markets also fared well, led higher by Banco Santander Chile.Among individual stocks, diversified mine operator Anglo American gained value along with commodity prices more than offsetting the fund’s lack of exposure to other base metal companies.

Disappointments during the reporting period included the health care sector, where Switzerland’s Actelion Pharmaceuticals and Lonza Group

4

were undermined by competitive pressures and concerns surrounding U.S. health care reform legislation, respectively. Among industrial companies, transportation and energy infrastructure developer Alstom trailed indexes due to budget cuts by the U.K. government.

Finding Opportunities One Stock at a Time

As the economic recovery progresses, we believe that investors are likely to become more selective, turning away from bargain hunting in favor of companies with sound business fundamentals. Such a shift in investor sentiment could result in an investment environment that is especially well suited to our research-intensive investment approach.

We have found a number of what we believe are opportunities meeting our investment criteria among health care companies with innovative products and operations.We also have identified several telecommunications companies with high dividend yields and attractive levels of free cash flow. Our bottom-up security selection process has found fewer opportunities in the technology sector. From a regional perspective, we remained underweighted in Europe due to its sovereign debt issues as of the end of the reporting period.We maintained a modestly overweighted position in Japanese equities, but we hedged our currency exposure, first to the U.S. dollar and as of the end of the reporting period, after the U.S. dollar’s underperformance, to the euro.

April 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, econocmic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.The fund’s returns reflect the absorption of certain fund expenses by Newton pursuant to an agreement in effect through February 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.36	$ 10.55	$ 5.55
Ending value (after expenses)	$1,039.30	$1,035.10	$1,040.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.29	$ 10.45	$ 5.49
Ending value (after expenses)	$1,018.70	$1,014.56	$1,019.50

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.08% for Class C and 1.09% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2010 (Unaudited)

Common Stocks—93.3%	Shares	Value ($)
Australia—5.0%
AMP	820,992	4,716,180
Newcrest Mining	212,874	6,411,185
QBE Insurance Group	242,255	4,630,620
Santos	332,013	4,466,488
White Energy	1,186,657 [a]	2,809,455
		23,033,928
Brazil—3.9%
Banco Santander Brasil, ADR	354,536	4,406,882
Hypermarcas	339,622 [a]	4,153,726
Natura Cosmeticos	188,982	3,836,281
Rossi Residencial	319,075	2,223,038
Tele Norte Leste Participacoes, ADR	177,839	3,140,637
		17,760,564
Canada—1.5%
Barrick Gold	59,532	2,284,214
Potash Corporation of Saskatchewan	39,088	4,667,546
		6,951,760
Chile—.3%
Banco Santander Chile, ADR	23,522	1,604,671
China—1.8%
China Shenhua Energy, Cl. H	733,300	3,168,653
Sands China	3,288,000 [a]	5,225,736
		8,394,389
France—6.4%
Air Liquide	29,819	3,579,665
Alstom	86,312	5,382,405
BNP Paribas	68,652	5,272,364
L’Oreal	35,387	3,721,375
Thales	110,455	4,433,835
Total	116,155	6,742,945
		29,132,589

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—4.6%
Bayer	98,518	6,663,850
Bilfinger Berger	49,627	3,310,902
Deutsche Telekom	455,539	6,174,308
Fresenius Medical Care & Co.	83,675	4,721,255
		20,870,315
Greece—.8%
EFG Eurobank Ergasias	389,894 [a]	3,580,971
Hong Kong—1.9%
Belle International Holdings	2,939,000	3,951,851
Huabao International Holdings	2,170,000	2,607,605
New World Development	1,184,000	2,317,906
		8,877,362
Japan—25.6%
Asahi Breweries	180,400	3,382,621
Canon	125,100	5,794,021
Fuji Machine Manufacturing	308,500	5,546,994
Honda Motor	144,700	5,107,605
INPEX	679	4,982,287
JFE Holdings	144,000	5,799,123
KDDI	443	2,293,422
Lawson	112,800	4,814,119
Mitsubishi	230,000	6,027,383
Nintendo	22,600	7,566,371
Nissan Motor	698,300 [a]	5,982,868
Nomura Holdings	1,496,200	11,026,653
Panasonic	304,000	4,649,909
Sankyo	54,000	2,671,409
Santen Pharmaceutical	118,000	3,541,641
Secom	74,900	3,276,725
Sony	141,900	5,433,758

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Sumitomo Mitsui Financial Group	262,300	8,669,451
Toshiba	1,131,000 [a]	5,843,117
Towa Pharmaceutical	79,900	4,068,071
Toyota Motor	264,300	10,587,266
		117,064,814
Luxembourg—1.2%
ArcelorMittal	126,667	5,558,512
Netherlands—.9%
Koninklijke Ahold	313,614	4,180,786
Poland—.6%
Telekomunikacja Polska	462,796	2,626,172
Singapore—1.7%
DBS Group Holdings	351,000	3,587,905
Jardine Matheson Holdings	133,200	4,435,560
		8,023,465
South Africa—1.2%
Gold Fields	449,622	5,691,457
South Korea—.3%
LG Telecom	177,666	1,212,233
Spain—.7%
Acciona	28,488	3,159,391
Switzerland—14.5%
ABB	304,984 [a]	6,661,401
Actelion	93,984 [a]	4,275,808
Bank Sarasin & Cie, Cl. B	73,165 [a]	3,035,820
Lonza Group	34,482	2,812,454
Nestle	242,385	12,413,496
Novartis	172,969	9,342,360
Roche Holding	81,106	13,153,572
Syngenta	10,346	2,873,017

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Switzerland (continued)
UBS	429,222 [a]	6,977,300
Zurich Financial Services	19,288	4,944,562
		66,489,790
Thailand—1.7%
Bangkok Bank	464,100	1,862,215
Bank of Ayudhya	2,065,200	1,264,076
Bank of Ayudhya, NVDR	7,203,700	4,641,528
		7,767,819
United Kingdom—18.7%
Anglo American	198,929 [a]	8,675,862
BAE Systems	916,069	5,161,559
BG Group	304,519	5,270,326
BowLeven	1,486,077 [a]	2,801,983
British American Tobacco	184,366	6,355,085
Bunzl	298,825	3,269,490
Cable & Wireless Communications	2,944,524	2,473,207
Cable & Wireless Worldwide	2,944,524 [a]	4,110,841
Carnival	138,268	5,675,664
Centrica	834,741	3,722,880
GlaxoSmithKline	362,933	6,969,737
HSBC Holdings	471,899	4,783,583
ICAP	609,579	3,457,778
Premier Oil	191,310 [a]	3,585,357
Smith & Nephew	343,702	3,424,085
Standard Chartered	97,184	2,650,888
Tesco	409,928	2,708,779
Vodafone Group	4,620,370	10,657,322
		85,754,426
Total Common Stocks
(cost $389,429,906)		427,735,414

10

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		393,990,665	434,392,240
Affiliated issuers		17,629,053	17,629,053
Cash			47,529
Cash denominated in foreign currencies		142,637	142,420
Receivable for investment securities sold			6,170,013
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			3,003,876
Dividends and interest receivable			2,162,591
Receivable for shares of Beneficial Interest subscribed			1,773,361
Prepaid expenses			34,671
			465,355,754
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			429,651
Payable for investment securities purchased			4,361,138
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			1,529,608
Payable for shares of Beneficial Interest redeemed			228,260
Accrued expenses			157,594
			6,706,251
Net Assets ($)			458,649,503
Composition of Net Assets ($):
Paid-in capital			415,878,936
Accumulated undistributed investment income—net			1,018,760
Accumulated net realized gain (loss) on investments			(90,815)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			41,842,622
Net Assets ($)			458,649,503

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	21,123,965	1,438,069	436,087,469
Shares Outstanding	1,258,145	86,442	25,965,416
Net Asset Value Per Share ($)	16.79	16.64	16.79

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $280,081 foreign taxes withheld at source):
Unaffiliated issuers	4,040,738
Affiliated issuers	6,191
Total Income	4,046,929
Expenses:
Investment advisory fee—Note 3(a)	1,594,740
Shareholder servicing costs—Note 3(c)	339,030
Custodian fees—Note 3(c)	142,297
Accounting and administration fees—Note 3(a)	35,500
Professional fees	25,828
Registration fees	24,194
Trustees’ fees and expenses—Note 3(d)	10,924
Prospectus and shareholders’ reports	10,437
Distribution fees—Note 3(b)	4,947
Loan commitment fees—Note 2	2,814
Miscellaneous	15,050
Total Expenses	2,205,761
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(9,446)
Net Expenses	2,196,315
Investment Income—Net	1,850,614
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	11,282,493
Net realized gain (loss) on forward foreign currency exchange contracts	195,779
Net Realized Gain (Loss)	11,478,272
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	2,470,970
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	614,830
Net Unrealized Appreciation (Depreciation)	3,085,800
Net Realized and Unrealized Gain (Loss) on Investments	14,564,072
Net Increase in Net Assets Resulting from Operations	16,414,686

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income—net	1,850,614	4,231,813
Net realized gain (loss) on investments	11,478,272	(11,434,540)
Net unrealized appreciation
(depreciation) on investments	3,085,800	50,620,104
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,414,686	43,417,377
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(131,070)	(121,201)
Class C Shares	(8,639)	(7,177)
Class I Shares	(2,885,834)	(2,139,573)
Net realized gain on investments:
Class A Shares	—	(232,715)
Class C Shares	—	(11,568)
Class I Shares	—	(2,501,575)
Total Dividends	(3,025,543)	(5,013,809)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,890,973	13,883,301
Class C Shares	245,097	822,973
Class I Shares	117,366,517	279,789,080
Dividends reinvested:
Class A Shares	130,729	313,710
Class C Shares	8,590	18,063
Class I Shares	940,851	2,279,008
Cost of shares redeemed:
Class A Shares	(3,318,182)	(3,486,300)
Class C Shares	(46,216)	(98,801)
Class I Shares	(26,999,564)	(48,474,375)
Class R Shares	—	(5,738)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	95,218,795	245,040,921
Total Increase (Decrease) in Net Assets	108,607,938	283,444,489
Net Assets ($):
Beginning of Period	350,041,565	66,597,076
End of Period	458,649,503	350,041,565
Undistributed investment income—net	1,018,760	2,193,689

14

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Capital Share Transactions:
Class A
Shares sold	416,229	1,022,852
Shares issued for dividends reinvested	7,894	23,058
Shares redeemed	(202,787)	(251,777)
Net Increase (Decrease) in Shares Outstanding	221,336	794,133
Class C
Shares sold	15,043	57,661
Shares issued for dividends reinvested	523	1,330
Shares redeemed	(2,776)	(7,310)
Net Increase (Decrease) in Shares Outstanding	12,790	51,681
Class I
Shares sold	7,127,668	20,525,024
Shares issued for dividends reinvested	56,849	167,828
Shares redeemed	(1,626,870)	(3,677,286)
Net Increase (Decrease) in Shares Outstanding	5,557,647	17,015,566
Class R
Shares redeemed	—	(428)
Net Increase (Decrease) in Shares Outstanding	—	(428)

a Effective as of the close of business on December 3, 2008, the fund no longer offers Class R shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2010	Year Ended September 30,
Class A Shares	(Unaudited)	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.27	18.18	23.37
Investment Operations:
Investment income—net[b]	.06	.29	.14
Net realized and unrealized
gain (loss) on investments	.58	(1.57)	(5.20)
Total from Investment Operations	.64	(1.28)	(5.06)
Distributions:
Dividends from investment income—net	(.12)	(.16)	(.13)
Dividends from net realized gain on investments	—	(.47)	—
Total Distributions	(.12)	(.63)	(.13)
Net asset value, end of period	16.79	16.27	18.18
Total Return (%)[c]	3.93[d]	(6.33)	(21.78)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34[e]	1.52	2.35[e]
Ratio of net expenses to average net assets	1.25[e]	1.26	1.40[e]
Ratio of net investment income
to average net assets	.75[e]	2.27	1.61[e]
Portfolio Turnover Rate	30.60[d]	115.69	105
Net Assets, end of period ($ x 1,000)	21,124	16,864	4,412

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2010	Year Ended September 30,
Class C Shares	(Unaudited)	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.17	18.14	23.37
Investment Operations:
Investment income (loss)—net[b]	(.01)	.26	.05
Net realized and unrealized
gain (loss) on investments	.59	(1.59)	(5.15)
Total from Investment Operations	.58	(1.33)	(5.10)
Distributions:
Dividends from investment income—net	(.11)	(.17)	(.13)
Dividends from net realized gain on investments	—	(.47)	—
Total Distributions	(.11)	(.64)	(.13)
Net asset value, end of period	16.64	16.17	18.14
Total Return (%)[c]	3.51[d]	(6.67)	(21.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[e]	1.83	6.42[e]
Ratio of net expenses to average net assets	2.08[e]	1.42	2.15[e]
Ratio of net investment income
(loss) to average net assets	(.08)[e]	2.07	.49[e]
Portfolio Turnover Rate	30.60[d]	115.69	105
Net Assets, end of period ($ x 1,000)	1,438	1,191	399

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	March 31, 2010	Year Ended September 30,
Class I Shares	(Unaudited)	2009	2008[a]	2007	2006[b]
Per Share Data ($):
Net asset value, beginning of period	16.27	18.21	26.94	21.51	20.00
Investment Operations:
Investment income—net[c]	.08	.30	.31	.35	.27
Net realized and unrealized
gain (loss) on investments	.57	(1.59)	(6.64)	5.41	1.54
Total from Investment Operations	.65	(1.29)	(6.33)	5.76	1.81
Distributions:
Dividends from investment income—net	(.13)	(.18)	(.35)	(.20)	(.30)
Dividends from net realized
gain on investments	—	(.47)	(2.05)	(.13)	—
Total Distributions	(.13)	(.65)	(2.40)	(.33)	(.30)
Net asset value, end of period	16.79	16.27	18.21	26.94	21.51
Total Return (%)	4.06[d]	(6.32)	(25.80)	26.92	9.15[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[e]	1.16	1.59	1.36	1.53[e]
Ratio of net expenses to average net assets	1.09[e,f]	1.13	1.15	1.15	1.15[e]
Ratio of net investment income
to average net assets	.94[e]	2.41	1.33	1.45	1.63[e]
Portfolio Turnover Rate	30.60[d] 115.69		105	87	84[d]
Net Assets, end of period ($ x 1,000)	436,087	331,986	61,779	49,134	33,354

a	The fund commenced offering four classes of shares on March 31, 2008. The existing shares were redesignated Class I and the fund added Class A, Class C and Class R shares.
b	From December 21, 2005 (commencement of operations) to September 30, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment advisor.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust department and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S.generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures

20

contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	434,392,240	—	—	434,392,240
Mutual Funds	17,629,053	—	—	17,629,053
Other Financial
Instruments††	—	3,003,876	—	3,003,876
Liabilities ($)
Other Financial
Instruments††	—	(1,529,608)	—	(1,529,608)

† See Statement of Investments for country classification.

Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for

22

fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital,and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

The fund has an unused capital loss carryover of $6,505,639 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: ordinary income $2,790,644 and long-term capital gains $2,223,165.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on March 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $9,446 during the period ended March 31, 2010.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund paysThe Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $35,500 during the period ended March 31, 2010 for administration and fund accounting services.

During the period ended March 31, 2010, the Distributor retained $4 from commissions earned on sales of the fund’s Class A shares and $121 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2010, Class C shares were charged $4,947 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer,financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2010, Class A and Class C shares were charged $23,697 and $1,648, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing

26

personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $1,219 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $192 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $142,297 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $301,675, Rule 12b-1 distribution plan fees $897, shareholder services plan fees $4,664, custodian fees $119,243, chief compliance officer fees $2,742 and transfer agency per account fees $430.

(d) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.TheTrust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2010, redemption fees charged and retained by the fund amounted to $10,365.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2010, amounted to $204,032,075 and $116,697,582, respectively.

28

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,182,904	104,214,366	93,768,217	17,629,053	3.8

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

During the period ended March 31, 2010, the average market value of forward contracts was $215,170,241, which represented 53.82% of average net assets.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 4/15/2010	4,039,611	3,615,452	3,700,989	85,537
British Pound,
Expiring 7/15/2010	10,420,000	15,781,611	15,802,277	20,666
British Pound,
Expiring 8/13/2010	3,882,237	5,999,438	5,886,592	(112,846)
Euro,
Expiring 4/6/2010	151,763	204,364	204,980	616
Euro,
Expiring 9/15/2010	13,453,068	18,337,924	18,169,313	(168,611)
Japanese Yen,
Expiring 4/15/2010	322,634,000	3,662,752	3,451,266	(211,486)
Japanese Yen,
Expiring 5/14/2010	317,576,840	3,662,939	3,397,722	(265,217)
Japanese Yen,
Expiring
6/15/2010	1,395,211,000	15,454,436	14,930,113	(524,323)
Norwegian Krone,
Expiring 8/13/2010	36,086,985	6,051,411	6,031,088	(20,323)
Singapore Dollar,
Expiring 4/15/2010	5,012,803	3,619,352	3,583,007	(36,345)
South Korean Won,
Expiring
5/14/2010	4,284,111,565	3,684,495	3,779,776	95,281

30

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
South Korean Won,
Expiring
7/15/2010	7,029,253,000	6,188,131	6,187,487	(644)
Swiss Franc,
Expiring 4/1/2010	560,490	527,917	531,572	3,655
Sales:		Proceeds ($)
Australian Dollar,
Expiring 4/15/2010	4,042,982	3,662,752	3,704,078	(41,326)
British Pound,
Expiring 4/15/2010	2,278,000	3,619,352	3,456,536	162,816
British Pound,
Expiring 7/15/2010	5,096,000	8,233,454	7,728,254	505,200
British Pound,
Expiring 7/15/2010	5,324,000	8,178,399	8,074,023	104,376
British Pound,
Expiring 8/13/2010	3,826,000	6,051,411	5,801,321	250,090
Japanese Yen,
Expiring 4/5/2010	324,333,749	3,490,124	3,469,181	20,943
Japanese Yen,
Expiring 4/15/2010	322,634,000	3,615,452	3,451,266	164,186
Japanese Yen,
Expiring 5/14/2010	331,973,000	3,684,495	3,551,745	132,750
Japanese Yen,
Expiring 6/15/2010	699,000,000	7,910,264	7,479,979	430,285
Japanese Yen,
Expiring 6/15/2010	696,211,000	7,809,162	7,450,134	359,028
Japanese Yen,
Expiring 7/15/2010	570,185,999	6,188,131	6,103,035	85,096
Japanese Yen,
Expiring
9/15/2010	1,657,796,000	18,337,924	17,754,573	583,351
Norwegian Krone,
Expiring 8/13/2010	36,086,985	5,999,438	6,031,088	(31,650)
South Korean Won,
Expiring
5/14/2010	4,284,111,565	3,662,939	3,779,776	(116,837)
Gross Unrealized
Appreciation				3,003,876
Gross Unrealized
Depreciation				(1,529,608)

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2010, accumulated net unrealized appreciation on investments was $40,401,575, consisting of $47,099,604 gross unrealized appreciation and $6,698,029 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

32

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the approval of the fund’s Investment Advisory Agreement (“Management Agreement“), pursuant to which the Manager provides the fund with investment advisory and certain administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement“) between the Manager and Newton Capital Management Limited (“Newton“), an affiliate of the Manager, with respect to the fund, pursuant to which Newton provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons“ (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Newton.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement and by Newton pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also considered Newton’s research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure, as well as the Manager’s supervisory activities over Newton. The Board also considered Newton’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and Newton’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load international large-cap core funds (the “Performance Group“) and to a larger universe of funds, consisting of all retail and institutional international large-cap core funds (the “Performance Universe“) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one-, two-, three- and four-year periods ended December 31, 2009 were below the Performance Group and Performance Universe medians.As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009,noting that high beta stocks had outperformed during 2009 and high quality stocks had been out of favor during 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the ““Expense Group“) and a broader group of funds (the “Expense Universe“), each selected and provided by Lipper.The Lipper data pre-

34

senting the fund’s “actual management fees“ included fees paid by the fund, as calculated by Lipper, for administrative services provided byThe Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a combined management (investment advisory and administrative) fee. A representative of the Manager also noted that the Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2011, so that the annual direct fund operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets. The Board members noted that the fund’s contractual management fee was below the Expense Group median and that, because of the waiver, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds“), and by other accounts managed by the Manager, Newton or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts“).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Newton’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager or Newton and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered the fee to Newton in relation to the fee paid to the Manager and the respective services provided by Newton and the Manager. The Board also noted that Newton’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm, which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager or Newton from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Newton pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Newton’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within the range determined by

36

appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager. The Board also noted the fee waiver arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Newton are adequate and appropriate.

  The Board was concerned with the fund’s performance.The Board determined to continue to closely monitor the fund’s performance.

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Newton, were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 37

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	May 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	May 24, 2010

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6